                                                                   Exhibit 10.30

================================================================================



                               CCPRE-EAGAN, LLC,

                                   Landlord

                                      AND

                                 WAM!NET INC.,

                                    Tenant

                     ____________________________________

                                   NET LEASE

                        _______________________________


                       Dated As of September ___, 1999


================================================================================

          THIS LEASE (this "Lease"), dated as of September __, 1999, between CCPRE-EAGAN, LLC, a Delaware limited liability company having an office c/o Chase Capital Partners, 380 Madison Avenue, New York, New York 10017 ("Landlord"), and WAM!NET INC., a Minnesota corporation having an office at 655 Lone Oak Drive, Eagan, Minnesota ("Tenant").

          Landlord desires to lease and demise to Tenant, and Tenant desires to lease, hire and take from Landlord, the Demised Premises (as hereinafter defined) upon the terms and conditions hereinafter set forth. Accordingly, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                              DEMISE OF PREMISES
                              ------------------

     Landlord, for and in consideration of the rents to be paid and of the covenants and agreements hereinafter contained to be kept and performed by Tenant, hereby demises and leases to Tenant, and Tenant hereby leases, hires and takes from Landlord upon the terms and conditions herein contained the Demised Premises, for the term hereinafter set forth;

     SUBJECT, HOWEVER, to the following:

               (i) any state of facts which an inspection or survey would show;.

               (ii)   Impositions (as defined in Section 6.1 hereof);

               (iii) grants, licenses or consents, if any, with respect to public utility lines and equipment;

               (iv) rules and regulations adopted by the Governmental Authorities (as hereinafter defined) now or hereafter having jurisdiction over the Demised Premises and the use and improvement thereof;

               (v) present and future zoning laws, ordinances, resolutions and regulations and orders of the Governmental Authorities;

               (vi) the effect of all tenants, including without limitation SGI (as defined herein), present and future municipal, state and federal laws, orders and regulations relating to tenants and subtenants, their rights and rentals to be charged for the use of all or part of the Demised Premises;

               (vii) violations of law, ordinances, orders or requirements that might be disclosed by an examination and inspection or search of the Demised Premises by any of the Governmental Authorities, as the same may exist on the date of the commencement of the Term;

               (viii) the condition and state of repair of the Demised Premises as the same may exist on the date of the commencement of the term of this Lease and Landlord

                                       1.

     makes no warranty or representation of any kind with respect thereto, INCLUDING IN RESPECT OF ANY FIXTURES OR OTHER ITEMS OF PERSONAL PROPERTY, LANDLORD MAKES NO EXPRESS OR IMPLIED WARRANTY WHATSOEVER OF MERCHANTABILITY OR FITNESS FOR PURPOSE;

               (ix) covenants, conditions, restrictions, easements, rights, licenses, leases or any other matters affecting title except those caused by the acts or omissions of Landlord, unless approved in writing by Tenant, whether or not of record;

               (x) any defects of title or encumbrances or encroachments, existing at the date of the commencement of the Term whether or not of record;

               (xi) assessments or installments of assessments becoming a lien against the Demised Premises during the term of this Lease;

     TO HAVE AND TO HOLD the same, subject as aforesaid, unto Tenant, and, subject to the provisions hereof, its permitted successors and assigns, for the term hereinafter specified.

                                   ARTICLE 2

                CERTAIN DEFINITIONS AND INTERPRETIVE PROVISIONS
                -----------------------------------------------

          (a) Unless the context otherwise requires, the terms defined below have the meanings set forth below:

               (i) "AAA" has the meaning given to it in Section 10.5 of this Lease.

               (ii)   "Additional Rent" has the meaning given to it in Section
     5.3 of this Lease.

               (iii) "CPI" has the meaning given to it in Section 46.3(c) of this Lease.

               (iv) "Default" means an Event of Default and any event which would constitute an Event of Default if any requirement in connection therewith for the giving of notice, or the lapse of time or the happening of any further condition, event or action had been satisfied.

               (v) "Demised Premises" means the Land, Improvements and Personal Property each as defined in the Original Purchase Agreement, located in Eagan, Minnesota, the real property element of which is described on Exhibit A attached hereto.
                  ---------

               (vi)   "Event of Default" has the meaning given to it in Section
     22.1 of this Lease.

               (vii) "Fixed Rent" has the meaning given to it in Section 5.1 of this Lease.

                                       2.

               (viii) "Governmental Authorities" means municipal, county, state and Federal governments, agencies, departments, authorities, both public and quasi-public, courts, boards, bureaus, commissions and officers.

               (ix) "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any Governmental Authority and any other flammable, explosive or radioactive material, hazardous waste or material, toxic waste or material or other similar substances, including substances regulated under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.), the Hazardous Materials Transportation
                              --  ---
     Act, as amended (49 U.S.C. Section 1801, et. seq.), the Resource
                                              --  ---
     Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et.
                                                                         --
     seq.).
     ---

               (x) "Imposition" or "Impositions" has the meaning given to them in Section 6.1 of this Lease.

               (xi) "Improvements" shall have the meaning attributed to it in the Original Purchase Agreement now or hereafter located on the Demised Premises and any restoration, addition to or replacement thereof.

               (xii) "Interest Rate" means the lesser of (i) two percent (2%) per annum in excess of the rate publicly announced from time to time by Citibank, N.A. in New York City as its prime rate or (ii) the maximum applicable legal rate, if any.

               (xiii) "Insurance Threshold Amount" has the meaning given to it in Section 8.4 of this Lease.

               (xiv)   "Lease" means this lease.

               (xv) "Major Sublease" has the meaning given to it in Section 22.1(h).

               (xvi)   "Mortgagee" means the holder of any Underlying Mortgage.

               (xvii) "Original Purchase Agreement" has the meaning given to it in Section 47(a) of this Lease.

               (xviii) "Proceeding" means the taking of the whole or of a part of the Demised Premises by virtue of eminent domain or for any public or quasi public purpose (or by deed in lieu thereof).

               (xix) "SGI" means Silicon Graphics, Inc. and Cray Research, LLC, a wholly owned subsidiary of Silicon Graphics, Inc.

               (xx) "SGI Lease" means the lease dated as of March 4, 1999, between Tenant, as landlord and SGI, as tenant.

               (xxi) "Superior Lessor" means the landlord under any Underlying Lease.

                                       3.

               (xxii) "Underlying Lease" means any lease which now affects or may hereafter affect Landlord's interest in the Demised Premises.

               (xxiii) "Underlying Mortgage" means any mortgage or deed of trust which now affects or which may hereafter affect Landlord's interest in the Demised Premises.

          (b)  Interpretation.  No provision of this Lease will be interpreted
               --------------
in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof. The use in this Lease of the term "including" means "including,
                                                 ---------         ----------
without limitation." The words "herein", "hereof", "hereunder", "hereby",
------------------              ------    ------    ---------    ------
"hereto", "hereinafter", and other words of similar import refer to this Lease
 ------    -----------
as a whole, including the schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular article, section, subsection, paragraph, subparagraph or clause contained in this Lease. All references to articles, sections, subsections, clauses, paragraphs, and exhibits mean such provisions of this Lease and the schedules and exhibits attached to this Lease, except where otherwise stated. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Lease has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

                                   ARTICLE 3

                            USE OF DEMISED PREMISES
                            -----------------------

     Tenant covenants and agrees that it will use and occupy the Demised Premises, or cause the same to be used and occupied for purposes of general, administrative and sales office, research and development, training and any other lawful purpose incidental thereto, in addition to all lawful uses currently being made of the Demised Premises, as well as any other uses permitted under the SGI Lease. Tenant shall not at any time during the Term use or occupy the Demised Premises, nor knowingly permit the Demised Premises to be used or occupied; (i) in violation of any certificate of occupancy or certificate of compliance covering or affecting all or part of the Demised Premises (as the same may be modified from time to time) or of any law, ordinance, order or regulation of the Governmental Authorities (collectively "Law"), (ii) in a manner to cause a reduction in the coverage or a termination of any insurance policy or policies relating to the Demised Premises or which is not in compliance with the requirements of insurance bodies which impose any violation or duty on Landlord or Tenant with respect to the Demised Premises,
(iii) in a manner which constitutes waste, damage, disfigurement or injury to the Improvements, or (iv) in a manner which will constitute a public or private nuisance or in connection with any dangerous, noxious or offensive business.

                                       4.

                                   ARTICLE 4

                                 TERM OF LEASE
                                 -------------

     The term of this Lease shall commence on the date hereof (the "Commencement Date") and shall expire, unless sooner terminated as hereinafter provided, on the date immediately prior to the twentieth (20th) anniversary of such date on September 30, 2019 (the "Expiration Date").

                                   ARTICLE 5

                        FIXED RENT AND ADDITIONAL RENT
                        ------------------------------

SECTION 5.1

     Tenant shall pay to Landlord during the term of this Lease in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the address of Landlord for notices as specified in ARTICLE 38 or at such other address as Landlord shall specify by written notice to Tenant, a fixed net annual rental (the "Fixed Rent"), over and above the other additional payments to be made by Tenant as hereinafter provided. The Fixed Rent for each year of the term of this Lease shall be paid by Tenant to Landlord in equal monthly installments in advance on the twentieth (20th) day of each calendar month during the term of this Lease (or if that day is a Saturday, Sunday or holiday, on the next business day thereafter) as follows:

           -----------------------------------------------------------------------------
             Lease Year                                              Fixed Rent
            ------------                                       -----------------------
           -----------------------------------------------------------------------------
                1-3                                            $5,768,688.00 per annum
                                                               ($480,724.00 per month)
           -----------------------------------------------------------------------------
                  4                                            $6,633,991.20 per annum
                                                               ($552,832.60 per month)
           -----------------------------------------------------------------------------
                  5                                            $6,866,180.89 per annum
                                                               ($572,181.74 per month)
           -----------------------------------------------------------------------------
                  6                                            $7,106,497.22 per annum
                                                               ($592,208.10 per month)
           -----------------------------------------------------------------------------
                  7                                            $7,355,224.62 per annum
                                                               ($612,935.39 per month)
           -----------------------------------------------------------------------------
                  8                                            $7,612,657.48 per annum
                                                               (per month $634,388.12)
           -----------------------------------------------------------------------------
                  9                                            $7,879,100.49 per annum
                                                               ($656,591.71) per month
           -----------------------------------------------------------------------------
                 10                                            $8,154,869.01 per annum
           -----------------------------------------------------------------------------

                                       5.

           -----------------------------------------------------------------------------
             Lease Year                                              Fixed Rent
            ------------                                       -----------------------
           -----------------------------------------------------------------------------
                                                               ($679,572.42 per month)
           -----------------------------------------------------------------------------
                 11                                            $8,440,289.43 per annum
                                                               ($703,357.45 per month)
           -----------------------------------------------------------------------------
                 12                                            $8,735,699.56 per annum
                                                               ($727,974.96 per month)
           -----------------------------------------------------------------------------
                 13                                            $9,041,449.04 per annum
                                                               ($753,454.09 per month)
           -----------------------------------------------------------------------------
                 14                                            $9,357,899.76 per annum
                                                               ($779,824.98 per month)
           -----------------------------------------------------------------------------
                 15                                            $9,685,426.25 per annum
                                                               ($807,118.85 per month)
           -----------------------------------------------------------------------------
                 16                                            $10,024,416.16 per annum
                                                               ($835,368.01 per month)
           -----------------------------------------------------------------------------
                 17                                            $10,375,270.72 per annum
                                                               ($864,605.89 per month)
           -----------------------------------------------------------------------------
                 18                                            $10,738,405.19 per annum
                                                               ($894,867.10 per month)
           -----------------------------------------------------------------------------
                 19                                            $11,114,249.37 per annum
                                                               ($926,187.54 per month)
           -----------------------------------------------------------------------------
                 20                                            $11,503,248.09 per annum
                                                               ($958,604.01 per month)
           -----------------------------------------------------------------------------

     The first monthly installment of Fixed Rent (the "First Installment") in the amount of $480,724.00 shall be paid upon execution of this Lease. The First Installment shall be applied against Fixed Rent due for the first full month of the Term. In addition, if the Commencement Date shall occur on a date which is not the first day of a month, Tenant shall pay to Landlord upon execution of this Lease together with the payment of the First Installment an amount equal to the pro-rated amount of Fixed Rent for the number of days remaining in the month in which the Commencement Date occurs. The term "Lease Year" shall mean the twelve (12) month period commencing on the Commencement Date (if that date is the first day of a month) or commencing on the first day of the month immediately following the Commencement Date (if that date is not the first day of a month but, in such event, the first Lease Year shall include the days between the Commencement Date and the first day of the following month).

                                       6.

SECTION 5.2

          (a) The liability and obligation of Tenant to pay the Fixed Rent is a separate, absolute, unconditional and independent covenant. Tenant shall pay the Fixed Rent without notice, demand, set-off, counterclaim, deduction, defense, abatement, suspension, deferment, recoupment, diminution or reduction.

          (b) Except as otherwise expressly provided in ARTICLE 10 of this Lease, Tenant shall have no right to terminate this Lease or to be released, relieved or discharged from any obligations or liabilities hereunder for any reason whatsoever, including without limitation:

               (i) any damage to or destruction of all or part of the Demised Premises;

               (ii) any limitation, restriction, deprivation or prevention of, or any interference with, any use of all or part of the Demised Premises;

               (iii) any taking of all or part of the Demised Premises by condemnation or otherwise;

               (iv) any eviction from all or part of the Demised Premises, following an Event of Default;

               (v) any action, omission or breach on the part of Landlord under this Lease or under any other agreement at the time existing between Landlord and Tenant;

               (vi) any claim as a result of any other business dealings of Landlord or Tenant; and

               (vii) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, winding up or similar proceeding involving or affecting Landlord.


SECTION 5.3

     Tenant shall also pay, as additional rent, all Impositions and all sums, costs, expenses and other payments which Tenant under any of the provisions of this Lease assumes or agrees to pay (which Impositions and all sums, costs, expenses and other payments are hereinafter collectively called "Additional Rent"), and, in the event of any nonpayment of Additional Rent, Landlord shall have all the rights and remedies provided herein or by law in the case of nonpayment of Fixed Rent.

SECTION 5.4

     This Lease is a net lease and the Fixed Rent shall be absolutely net to Landlord (except for Landlord's administrative and internal costs), so that this Lease shall yield, net, to Landlord,

                                       7.

the Fixed Rent during the term of this Lease, and, all costs, expenses and obligations of every kind and nature whatsoever relating to the Demised Premises which arise and are attributable to the ownership, operation, use and/or occupancy of the Demised Premises during the term of this Lease shall be paid by Tenant and Tenant shall indemnify and save Landlord harmless against the same.

SECTION 5.5

     Unless and until an Event of Default shall occur hereunder, Tenant may pay the Fixed Rent by unendorsed check payable to Landlord, subject to collection; provided, however, that, from and after the occurrence of any Event of Default
--------  -------
and whether or not the same may thereafter be cured, Landlord may, by notice to Tenant, thereafter require Tenant to pay the Fixed Rent by unendorsed certified or official bank check payable to Landlord drawn on a bank or trust company reasonably acceptable to Landlord in which event Tenant may elect to pay by such check or by wire transfer of immediately available federal funds to an account designated by Landlord.

SECTION 5.6

          (a) Tenant shall deposit with Landlord upon the earlier to occur of
(i) a default by SGI under the SGI Lease or (ii) the later to occur of (aa) the expiration of the SGI Lease or (bb) July 1, 2001, an amount equal to One Million Four Hundred Thousand One Hundred Seventy-Two and 00/100 Dollars ($1,442,172.00), referred to herein as the "Security Deposit Amount". The Security Deposit Amount which is deposited by Tenant under this Section and any interest and earnings thereon (the "Security Deposit") shall serve as security for the full and faithful performance and observance by Tenant of Tenant's covenants and obligations under this Lease, and shall be deposited in an interest bearing account earning not less than money market rates in a bank chosen by Landlord, and all interest thereon shall be paid monthly to Tenant.

          (b) Effective as of the date that is four (4) years from the date hereof (the "Fourth Anniversary"), the Security Deposit Amount shall be increased by Two Hundred Sixteen Thousand Three Hundred Twenty-five and 80/100 Dollars ($216,325.80) (the "Fourth Anniversary Supplemental Security Deposit Amount") to One Million Six Hundred Fifty-eight Thousand Four Hundred Ninety-seven and 80/100 Dollars ($1,658,497.80). Tenant, on or before the Fourth Anniversary, shall deliver to Landlord an amount equal to the Fourth Anniversary Supplemental Security Deposit Amount.

          (c) Effective as of the date that is five (5) years from the date hereof and each annual anniversary thereafter (each "Annual Anniversary Date"), the Security Deposit Amount shall be increased by an amount (the "Annual Security Deposit Supplemental Amount") equal to three and one-half percent (3.5%) of the Security Deposit Amount for the immediately preceding Lease Year. Tenant, on or before each Annual Anniversary Date, shall deliver to Landlord an amount equal to the Annual Security Deposit Supplemental Amount.

          (d) Landlord may, but shall not be required to, use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment of any Fixed Rent and

                                       8.

other Additional Rent or for any sum which Landlord may reasonably expend or may be required to expend by reason of an Event of Default whether accruing before or after summary proceedings or other re-entry by Landlord. If Landlord shall so use, apply or retain the whole or any part of the Security Deposit, Tenant shall, upon demand, immediately deposit with Landlord a sum equal to the amount so used, applied or retained. The Security Deposit together with accrued interest thereon, less any portion of the Security Deposit to which Landlord is entitled pursuant to the terms of this Lease, shall be paid to Tenant immediately after the date fixed as the end of this Lease and after delivery to Landlord of entire possession of the Demised Premises in the manner required by the terms of the Lease.

          (e) Tenant shall have the right to furnish to Landlord, at Tenant's sole cost and expense, in lieu of and in substitution for the whole (and not part) of the Security Deposit, a clean, transferable, irrevocable and unconditional letter of credit (the "Letter of Credit") drawn in favor of Landlord on a member bank of the New York Clearinghouse Associates or such other bank as Landlord shall have approved, in its discretion in writing, and substantially in the form attached hereto as Exhibit B. If Tenant furnishes to
                                             ---------
Landlord such Letter of Credit as herein provided, Landlord shall refund to Tenant any unapplied Security Deposit held by Landlord pursuant to this Section
5.6 and shall be increased each year to the increased amount of the Security Deposit required under this Section 5.6 at the same time as Tenant is obligated under this Section 5.6 to increase the amount of the Security Deposit. The Letter of Credit shall be assignable, upon request of Landlord, to any Mortgagee or to a successor of Landlord at no additional charge. Tenant shall, not later than thirty (30) days prior to the expiration of the term of the Letter of Credit or any replacement thereof, deliver to Landlord a replacement letter of credit (a "Replacement Letter") such that the Letter of Credit or a Replacement Letter shall be in effect at all times after the date of this Lease until the end of the term of this Lease and thereafter so long as Tenant (or any assignee or subtenant of Tenant) is in occupancy of any part of the Demised Premises. Each Letter of Credit or Replacement Letter shall be in a face amount at least equal to the amount of the Security Deposit required pursuant to this Section
5.6. If Tenant fails to deliver to Landlord a Replacement Letter within the time limit set forth in this Section 5.6, Landlord may draw the full amount of the existing Letter of Credit or Replacement Letter without notice or demand and retain the proceeds thereof as security subject to the provisions of this
Section 5.6, until such time as the Replacement Letter is delivered, at which time the proceeds shall be returned to Tenant.

                                   ARTICLE 6

                            PAYMENT OF IMPOSITIONS
                            ----------------------

SECTION 6.1

     Tenant shall pay as Additional Rent all (a) taxes, (b) assessments, (c) water and sewer rents, rates and charges, whether governmental or non-governmental, (d) excises, levies, license and permit fees and other charges of the Governmental Authorities, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time during the term of this Lease may be assessed, levied, confirmed, imposed upon, and become due and payable out of or in respect of, or become a lien on, (i) the Demised Premises or any part

                                       9.

thereof or any appurtenances thereto, (ii) the rent, income or other payments received by Tenant or anyone claiming by, through or under Tenant (iii) upon or against this Lease or the leasehold estate hereby created or any document to which Tenant is a party creating or transferring any interest or estate in the Demised Premises, (iv) any use or occupation of the Demised Premises, or (v) such franchises as may be appurtenant to the use of the Demised Premises (all such rent, taxes, assessments, water and sewer rents, rates and charges, excises, levies, license and permit fees and other charges of the Governmental Authorities and any other amounts referred to in this Section 6.1 are hereinafter called "Impositions" and any of the same are hereinafter called an "Imposition"), together with any penalties, interest or costs which may be imposed thereon or added for late payment thereof. Tenant shall have the option to pay any Impositions in installments over the longest period allowed by law, and Tenant shall only pay such installments that become due and payable during the Term as they respectively become due and payable.

SECTION 6.2

     Nothing herein contained shall require Tenant to pay any income and/or excess profits, capital levy, corporate franchise, payroll, estate, succession, inheritance, gift or transfer taxes levied or assessed by any Governmental Authority against Landlord. If at any time during the term of this Lease the methods of taxation prevailing at the commencement of the term shall be altered so as to cause the whole or any part of such taxes, assessments, rates, levies, fees, impositions or charges now levied, or hereafter assessed or imposed on, real estate and the improvements thereon to be levied, assessed and imposed wholly or partially as a capital levy, or otherwise, directly on the rents received therefrom, or if, as the result of the alteration of any such method, any such tax, assessment, rate, levy, fee, imposition or charge, or any part thereof, shall be measured by or based, in whole or in part, upon the Demised Premises, the Fixed Rent or the Additional Rent and shall be imposed upon Landlord, then all such taxes, assessments, rates, levies, fees, impositions or charges or the part thereof so measured or based shall be deemed to be included within the term "Impositions" for the purposes hereof to the extent that such Impositions would be payable if the Demised Premises were the only property of Landlord subject to such Impositions and Tenant shall pay and discharge the same.

SECTION 6.3

     (a) Tenant, upon written request of Landlord or any Mortgagee, will furnish to or as directed by Landlord or any Mortgagee, within twenty (20) days after the date when any Imposition would become delinquent, true and complete copies of official receipts of the appropriate taxing authority, or other evidence reasonably satisfactory to Landlord or such Mortgagee, evidencing the payment thereof. If such official receipts are not available within twenty (20) days after the date any Imposition would become delinquent, Tenant will furnish the same within twenty (20) days after they are available. This Section 6.3(a) shall not apply if Tenant is required to make monthly deposits under Section 6.3(b).

     (b) After an Event of Default, or if required by any Mortgagee, Tenant shall upon delivery of notice from Landlord or such Mortgagee, deposit from and after the date of delivery of such notice with or as directed by such Mortgagee the amount of any Impositions to be paid by Tenant pursuant to Section 6.1, (a) ten (10) days before the same would otherwise be payable pursuant to

                                      10.

Section 6.1 hereof, or (b) monthly in advance in an amount equal to one-twelfth thereof. Landlord shall cause such monthly deposits to be deposited in an interest bearing account earning not less than money market rates in a bank chosen by Landlord, and all interest thereon shall be paid monthly to Tenant; however, if Landlord is required to provide such monthly deposits to a Mortgagee, then Landlord shall cause the Mortgagee to deposit such monthly deposits in an interest bearing account and the interest payable to Tenant hereunder shall be the same as the interest earned in said account. Landlord shall cause all Impositions to be paid to the appropriate taxing authority on or before the date due and payable.

SECTION 6.4

     Tenant shall have the right to contest the amount or validity, in whole or in part, of any Imposition to be paid hereunder by Tenant by appropriate proceedings diligently conducted in good faith and to seek a reduction in the valuation of the Demised Premises assessed for tax purposes. Tenant shall provide Landlord with written notice of any such proceeding. Any refund or credit relating to Impositions for a fiscal year in which both Landlord and Tenant were responsible for Impositions shall be apportioned between Landlord and Tenant pursuant to ARTICLE 26.

     Landlord shall have the right during the last three (3) years of the term of this Lease at its own expense after notice to Tenant to seek a reduction in the valuation of the Demised Premises assessed for tax purposes and to participate in any action or proceeding theretofore commenced by Tenant.

SECTION 6.5

     Landlord shall not be required to join in any proceedings referred to in
Section 6.4 hereof unless the provisions of any Law at the time in effect shall require that such proceedings be brought by or in the name of Landlord, in which event Landlord shall join in such proceedings or permit the same to be brought in its name. Landlord shall, at the request of Tenant, cooperate with Tenant in connection with any such proceedings. Subject to the terms and conditions of the second paragraph of Section 6.4 above, Landlord shall not be subjected to any liability for the payment of any costs or expenses (including those relating to its own activity) in connection with any such proceedings, and Tenant will indemnify and save Landlord harmless from any such costs and expenses, including reasonable attorneys' fees incurred at any stage of such proceedings or on appeal therefrom. Except as otherwise provided in Section 26.1 of this Lease, Tenant shall be entitled to any refund of any Imposition and penalties or interest thereon received by Landlord which have been paid by Tenant, or which have been paid by Landlord but previously reimbursed in full by Tenant.

SECTION 6.6

     Landlord appoints Tenant the attorney-in-fact of Landlord for the purpose of making all payments to be made by Tenant pursuant to any of the provisions of this Lease to persons or entities ("Persons") other than Landlord and for the purposes of contesting in accordance with this Lease the amount or validity of any Imposition. In case any Person to whom any sum is

                                      11.

directly payable by Tenant under any of the provisions of this Lease shall refuse to accept payment of such sum from Tenant, Tenant shall thereupon give written notice of such fact to Landlord and shall pay such sum directly to Landlord at the address of Landlord specified pursuant to ARTICLE 38 hereof, or at such other place as Landlord may from time to time specify by notice given pursuant to ARTICLE 38 and to the attention of such officer or other person as Landlord may by like notice from time to time designate to Tenant, and Landlord shall thereupon pay such sum or cause such sum to be paid to such Person and provide evidence of such payment to Tenant.

                                   ARTICLE 7

                            SERVICES AND UTILITIES
                            ----------------------

     Tenant shall pay or cause to be paid all charges for (i) utilities for the Demised Premises, including but not limited to electricity, steam, water, telephone and other communication service and cable; (ii) security system; and
(iii) new and further installations and equipment to supply the same, and Tenant shall indemnify and hold Landlord harmless against any liability, loss, expense or damage incurred in connection therewith. In furtherance of the foregoing, Tenant shall procure any and all necessary permits, licenses or other authorizations required for the lawful and proper installation and maintenance upon the Demised Premises of wires, pipes, conduits, tubes and other equipment and appliances for use in supplying any such service to and upon the Demised Premises. Landlord shall not be required to furnish to Tenant or provide any facilities or services of any kind, nor shall Landlord be liable for any failure of water supply, electric current or other utilities or any security system or service therefor, except as may be caused by acts or omissions of Landlord, its employees, agents or contractors.

                                   ARTICLE 8

                                   INSURANCE
                                   ---------

SECTION 8.1

     Tenant, at its sole cost and expense, shall keep the Improvements insured, during the term of this Lease, (i) against loss or damage by flood with a sublimit of $1,000,000.00 and (ii) against loss or damage by fire, lightning, windstorm, hail, explosion, riot and civil commotion, aircraft and vehicles, smoke, damage or leakage of sprinkler systems now or hereafter installed, vandalism and malicious mischief and such other casualties as are presently included in the so-called All Risk Coverage Endorsement in an amount not less than 100% of the "full replacement cost" of the Improvements (without regard to and with a waiver of any depreciation thereof) containing an agreed amount endorsement with respect to Improvements and personal property waiving co-insurance and provisions providing for no deductible in excess of Twenty-Five Thousand Dollars and 00/100 ($25,000) for all such insurance coverage. Such "full replacement cost" when applied to the Improvements, shall mean the actual replacement cost (excluding land, excavation costs and that part of the footing and foundation cost which is customarily not insurable under fire policies) without regard to depreciation, and shall be determined from time to time (not more frequently than once in any twelve (12) consecutive months), at the request of

                                      12.

Landlord, but at the expense of Tenant, by one of the insurers, a reputable insurance broker or by an appraiser chosen by Tenant subject to the reasonable approval of Landlord. Landlord's failure to request such a determination shall not relieve Tenant of its obligation hereunder. Landlord may require Tenant to furnish additional insurance at any time that Landlord deems such insurance to be inadequate based upon the requirements of an owner of property similar to the Demised Premises.

SECTION 8.2

     Tenant, at its sole cost and expense, shall maintain:

          (a) comprehensive general liability insurance including, without limitation, contractual liability, on an "occurrence basis", (so long as all or any risks under comprehensive liability coverage can be obtained from insurers meeting the standards set forth in Section 8.3 hereof on an occurrence basis, and without regard for the cost thereof) against claims for personal injury (including without limitation bodily injury and death) or property damage, occurring on, in or about the Demised Premises or any elevator or any escalator therein and on, in or about the adjoining sidewalks, streets and passageways, such insurance to afford minimum protection, during the Term, of not less than $10,000,000 in respect of personal injury or death to any one individual and in respect of any one "occurrence" involving any one or more individuals and for property damage;

          (b) boiler and machinery insurance, provided the Improvements contain equipment of the nature ordinarily covered by such a policy;

          (c) insurance covering Tenant's obligation to indemnify hereunder Landlord and each Mortgagee;

          (d) specific excess workers' compensation insurance including Employer's Liability insurance in an amount not less than $5,000,000, with no more than $10,000 self insured retention covering all individuals and other Persons employed by Tenant in connection with the Demised Premises and with respect to whom death or bodily injury claims could be asserted against Landlord, Tenant or the Demised Premises;

          (e) rental income insurance covering rental income under the SGI Lease for a period of not less than twelve (12) months;

          (f) business interruption insurance in an amount equal to not less than $10,000,000.00 per occurrence;

          (g) vandalism and malicious mischief insurance in an amount of not less than $1,000,000; and

          (h) such other insurance, in such amounts as may from time to time be required by Landlord against other insurable hazards based upon the requirements of an owner of property similar to the Demised Premises.

                                      13.

     Tenant shall not violate or permit to be violated any of the conditions or provisions of any policy provided for herein.

SECTION 8.3

     All insurance provided for in this ARTICLE shall be effected under valid and enforceable policies in such forms and amounts as may, from time to time, be required as herein and elsewhere specified in this Lease, issued by insurers of recognized responsibility which are licensed to do business in the State of Minnesota, are rated "A VII" or better by Best's Key Rating Guide or, if there is no Best's Key Rating Guide, a comparable rating by another national rating organization reasonably acceptable to Landlord. The aggregate limit of liability underwritten by any insurer in conformance with the provisions of this Lease shall not exceed 5% of that insurer's surplus to policyholders. Upon execution of this Lease, and thereafter not less than fifteen (15) days prior to the expiration dates of the expiring policies theretofore furnished pursuant to this ARTICLE, certificates of the insurers reasonably satisfactory to Landlord and, upon request, duplicate originals of the policies involved, shall be delivered by Tenant to or as directed by Landlord. Each policy of insurance procured pursuant to Section 8.1 shall contain, if obtainable, either (i) a waiver by the insurer of the right of subrogation against Landlord for negligence of Landlord, or (ii) a statement that the insurance shall not be invalidated should any insured waive in writing prior to a loss any or all right of recovery against Landlord for loss accruing to the property described in the insurance policy. Tenant shall not carry separate or additional insurance, concurrent in form or contributing, in the event of any loss or damage, with any insurance required to be obtained by Tenant under this Lease.

SECTION 8.4

     All policies of insurance provided for in Sections 8.1 and 8.2 hereof shall insure Landlord and Tenant and any Mortgagee as named insureds. Such policies shall also, if requested by Landlord, be made payable, subject to the provisions of this Lease, to any Mortgagee, as its interest may appear, pursuant to a standard mortgagee clause, its equivalent, or a loss payable clause reasonably acceptable to Landlord and acceptable to such Mortgagee. Landlord requests, and Tenant acknowledges the request of Landlord, that Deutsche Banc Mortgage Capital, L.L.C. be so named as Mortgagee under the insurance provided for in Sections 8.1 and 8.2 hereof. The loss, if any, under any policies provided for in Section 8.1 and in paragraphs (b), (d) and (e) of Section 8.2 shall be adjusted with the insurance companies (a) by Tenant, in the case of any particular casualty resulting in damage or destruction not exceeding the Insurance Threshold Amount in the aggregate, and provided Tenant is not in default under this Lease (i.e. Landlord shall consent in writing and cause any Mortgagee to consent in writing to Tenant's adjustment of any losses not exceeding the Insurance Threshold Amount, provided Tenant is not in default under this Lease) or (b) by Landlord, Tenant and any Mortgagee, if requested by such Mortgagee, in the case of any particular casualty resulting in damage or destruction exceeding the Insurance Threshold Amount in the aggregate or if Tenant shall be in default under this Lease (regardless of the extent of the damage or destruction). The proceeds of any such insurance, as so adjusted, shall be payable:

                                      14.

               (i) to Tenant in the case of any particular casualty resulting in damage or destruction to the Improvements not exceeding the Insurance Threshold Amount in the aggregate, provided Tenant is not in default under this Lease, or

               (ii) in the case of any particular casualty resulting in damage or destruction exceeding the Insurance Threshold Amount in the aggregate, or if Tenant is in default under this Lease (regardless of the extent of the damage or destruction), to any Mortgagee or Mortgagees so long as Landlord's interest in this Lease is assigned to such Mortgagee or Mortgagees, or if there is no Mortgagee, then to Landlord.

     All such policies shall provide Landlord and any Mortgagee with not less than the rights and benefits with respect to payment and adjustment provided above in this Section 8.4. Each policy shall contain (a) a provision that no inadvertent act or omission of Landlord or Tenant which would otherwise result in a forfeiture or reduction of the insurance therein provided shall affect or limit the obligation of the insurance company so to pay in accordance with Sections 8.4 and 8.7 of this Lease the amount of any loss sustained, (b) an agreement by the insurer that such policy shall not be cancelled without at least thirty (30) days prior written notice to Landlord and to any Mortgagee and
(c) an agreement by the insurer to give written notice to Landlord and any Mortgagee if such policy has not been renewed fifteen (15) days prior to its expiration. The "Insurance Threshold Amount" means Five Hundred Thousand and 00/100 Dollars ($500,000.00).

SECTION 8.5

     If, at any time during the term of this Lease, Landlord or any Mortgagee shall request that the amount of insurance required under Sections 8.1 and 8.2 hereof be increased on the ground that such coverage is inadequate properly to protect the interest of Landlord and such Mortgagee, or if Landlord or any Mortgagee shall require other insurance pursuant to the provisions of Section
8.1 and Section 8.2, Tenant shall thereafter carry the amount and such kind of insurance as determined by Landlord or any Mortgagee to be adequate and required, but in no event shall the amount of insurance under Sections 8.1 and
8.2 hereof be (i) less than the amount required by such Sections, or (ii) materially greater than amounts typically required by landlords and mortgagees of comparable properties in the Minneapolis - St. Paul metropolitan area.

SECTION 8.6

     Any insurance provided for in this ARTICLE 8 may be effected by a policy or policies of blanket insurance; provided, however, that the amount of the total
                               --------  -------
insurance shall be such as to furnish in protection the equivalent of separate policies in the amounts herein required; and provided, further that in all other
                                             --------  -------
respects, any such policy or policies shall comply with the other provisions of this Lease. In any such case, Tenant shall deliver to or as directed by Landlord a certificate or duplicate of such policy.

                                      15.

SECTION 8.7

     Tenant shall furnish Landlord annually, a certificate signed by an authorized officer of Tenant containing a detailed list of the insurance policies then outstanding and in force on the Demised Premises and stating that such insurance complies with the requirements of this ARTICLE 8.

                                   ARTICLE 9

                             DAMAGE OR DESTRUCTION
                             ---------------------

SECTION 9.1

     In the case of any particular casualty to the Improvements resulting in damage or destruction in excess of One Hundred Thousand and No/100 Dollars ($100,000), Tenant shall promptly give written notice thereof to Landlord. Regardless of the amount of any damage or destruction, Tenant shall, at its sole cost and expense, and whether or not the insurance proceeds, if any, shall be sufficient for the purpose, either restore, repair, replace, rebuild or alter the Improvements as nearly as possible to their value, condition and character immediately prior to such damage or destruction substantially in accordance with plans and specifications approved in writing by Landlord and any Mortgagee (such approval shall not be unreasonably withheld, conditioned or delayed). Such restoration, repairs, replacements, rebuilding or alterations shall be commenced promptly, and prosecuted in a good and workmanlike manner with reasonable diligence. Within thirty (30) days or such longer period as is reasonably necessary after any casualty, but in no event greater than sixty (60) days after such casualty, Tenant shall deliver to Landlord an estimate of the costs to repair, restore and/or rebuild the Demised Premises in accordance with the terms of this Lease, which estimate shall be prepared by a licensed contractor or architect acceptable to Landlord (such consent shall not be unreasonably withheld, conditioned or delayed).

SECTION 9.2

     All insurance proceeds received by Landlord or any Mortgagee, on account of such damage or destruction, less the costs, fees and expenses, if any, incurred in connection with adjustment of the loss, shall be applied to pay or, if Tenant elected to make advance payments, reimburse Tenant, for the payment of the cost of the aforesaid restoration, repairs, replacements, rebuilding or alterations, including the cost of temporary repairs or for the protection of property pending the completion of permanent restoration, repairs, replacements, rebuilding or alteration (all of which temporary repairs, protection of property and permanent restorations, repairs, replacements, rebuilding or alterations are hereinafter collectively referred to as the "restoration"), and provided there is no Event of Default under this Lease, shall be paid out from time to time as such restoration progresses upon the written request of Tenant which shall be accompanied by the following:

          (a) A certificate signed by Tenant, dated not more than five (5) days prior to such request, setting forth the following:

                                      16.

               (i) that the sum then requested either has been paid by Tenant, or is justly due to contractors, subcontractors, materialmen, engineers, architects or other Persons who have rendered services or furnished materials for the restoration therein specified, the names and addresses of such Persons, a brief description of such services and materials, the several amounts so paid or due to each of such Persons in respect thereof, that no part of such expenditures has been or is being made the basis, in any previous or then pending request, for the withdrawal of insurance money or has been made out of the proceeds of insurance received by Tenant, and that the sum then requested does not exceed the value of the services and materials described in the certificate;

               (ii) that on the date of Tenant's certificate, except for the amount, if any, stated pursuant to the foregoing subclause (a)(i) in such certificate to be due for services or materials and any retainage permitted under the agreement with the contractor, there is no outstanding indebtedness known to the Tenant, after due inquiry, which is then due for labor, wages, materials, supplies or services in connection with such restoration; and

               (iii) that on the date of Tenant's certificate the cost, as estimated by Tenant, of the restoration required to be done subsequent to the date of such certificate in order to complete the same, does not exceed the insurance money, plus amounts otherwise available to Tenant, after payment of the sum requested in such certificate;

          (b) A title company or official search, showing that there have not been filed with respect to the Demised Premises, any vendor's, contractor's, mechanic's, laborer's or materialman's statutory or similar lien which has not been discharged of record, except such as will be discharged upon payment of the sum requested in such certificate; and

     In the event the total cost of the restoration exceeds the Insurance Threshold Amount at the time the certificate is delivered, the certificate required by clause (a) of this Section 9.2 shall be signed also by an independent licensed architect and/or engineer, who shall be in charge of the restoration and shall be selected by Tenant and approved in writing by Landlord.

     Upon compliance with the foregoing provisions of this Section 9.2, there shall be paid or caused to be paid out of such insurance money to Tenant or the Persons named pursuant to subclause (a)(i) of this Section 9.2 in such certificate the respective amounts stated therein to have been paid by Tenant or be due to them, as the case may be.

     If the insurance money at the time available for the purpose, less the actual costs, fees and expenses, if any, incurred in connection with the adjustment of the loss, shall be insufficient to pay the entire cost of such restoration, Tenant shall pay the deficiency. Any such deficiency shall be paid by Tenant prior to application of the insurance money.

     Upon receipt by Landlord, or the Mortgagee, of the items required by clauses (a) and (b) of this Section 9.2 evidencing that the restoration has been completed and paid for in full and that there are no liens of the character referred to herein or right to obtain the same by filing, and provided (i) Lessor shall be reasonably satisfied that sufficient funds are available to complete the restoration, and (ii) Tenant is not in default under this Lease, any balance of the insurance

                                      17.

money held by Landlord or the Mortgagee shall be paid to Tenant. Notwithstanding any contrary or inconsistent provision in this Lease, regardless of (i) Tenant's default hereunder; or (ii) Tenant's satisfaction of any of the provisions contained in Article 9, upon closing of the re-purchase by Tenant pursuant to
Article 47 below, Article 48 below, or otherwise, Landlord shall simultaneously assign, transfer and pay over to Tenant any and all insurance proceeds and related rights and benefits less any reasonable out-of-pocket costs theretofore incurred in connection with receiving such proceeds.

     If, notwithstanding the provisions of this Article 9, Landlord or the Mortgagee is entitled to receive the insurance proceeds but Tenant instead receives such insurance proceeds, Tenant shall hold such insurance proceeds in trust and shall immediately cause such insurance proceeds to paid to Landlord or the Mortgagee, as required under this Article 9.

SECTION 9.3

     No destruction of or damage to the Demised Premises or any part thereof by fire or any other casualty shall terminate or permit Tenant to surrender this Lease or shall relieve Tenant from its liability to pay the Fixed Rent, Additional Rent and other charges payable under this Lease or from any of its other obligations under this Lease, and Tenant waives any rights now or hereafter conferred upon it by statute or otherwise to quit or surrender this Lease or the Demised Premises or any part thereof, or to any suspension, diminution, abatement or reduction of rent on account of any such destruction or damage. No destruction of or damage to the Demised Premises or any part thereof by fire or any other casualty shall terminate or permit Landlord to terminate this Lease or shall relieve Landlord from its obligations under this Lease.

SECTION 9.4

     If insurance proceeds are received by Landlord and paid out to Tenant as provided in Section 9.2, Tenant shall pay the reasonable fees and expenses of any third Person architect or engineer engaged by and reasonably required by Landlord, in its judgment, to review any plans and specifications prepared by Tenant and to inspect any work performed by Tenant under this ARTICLE 9 and any other reasonable out-of-pocket expenses incurred by Landlord in review of such plans and specifications and inspection of such work. However, Tenant's obligations under this Section 9.4 shall in no event exceed Seven Thousand Five Hundred Dollars ($7,500.00) per casualty.

                                   ARTICLE 10

                                  CONDEMNATION
                                  ------------

SECTION 10.1

     Tenant hereby assigns to Landlord any award, payment or compensation to which it may be or become entitled during the term of this Lease by reason of any taking of the Demised Premises or a part thereof, in or by condemnation or other eminent domain Proceeding pursuant to any law, general or special, or, except as otherwise provided in Sections 10.3 and 10.4, by

                                      18.

reason of the temporary requisition of the use or occupancy of the Demised Premises or a part thereof, by any Governmental Authority whether the same shall be paid or payable in respect of Tenant's leasehold interest hereunder, provided that such award, payment or compensation and any interest or income earned thereon shall be applied as hereinafter provided for in this ARTICLE 10. Landlord and Mortgagee shall be entitled to participate in any such Proceedings and if Landlord participates therein, Landlord shall pay all costs and expenses, including fees of attorneys, appraisers, architects and engineers, incurred by Landlord in so participating. Tenant shall not be liable for any such costs or expenses incurred by Landlord or Mortgagee. Notwithstanding the foregoing provisions of this Section 10.1, Tenant shall have the right to make a separate claim in condemnation or other eminent domain Proceedings solely for the loss of all or part of its leasehold estate, and for its removal expenses, value of the leasehold, value of Tenant's fixtures, and relocation expenses as a result of such Proceeding. No claim may be made by Tenant in any such Proceeding and Tenant shall not be entitled to any award, payment or compensation for the cost of any demolition, repairs and replacement required as a result of any such Proceeding or for the cost of any of Tenant's leasehold improvements.

SECTION 10.2

     If, during the term of this Lease, all or substantially all of the Demised Premises shall be taken in or by condemnation or other eminent domain Proceeding pursuant to any Law, general or special, then this Lease and all right, title and interest of Tenant hereunder shall terminate as of the date that title to the Demised Premises shall vest in accordance with such Proceeding. If substantially all (but not all) of the Demised Premises is so taken and Landlord disputes Tenant's exercise of its right to so terminate this Lease, and the resolution of the dispute is that Tenant had the right to so terminate the Lease, then such termination shall occur as of the termination date specified in such notice by Tenant, provided that Tenant has vacated the Demised Premises on or before such date. In the event that this Lease shall so terminate or be terminated, the Fixed Rent and the Additional Rent shall be appropriately apportioned as of the date of such termination. Any dispute by Landlord or Tenant under the provisions of this Section 10.2 shall be resolved by arbitration in the manner provided in Section 10.5. For purposes of this Section, substantially all of the Demised Premises shall be deemed to have been taken if the portion of the Demised Premises not so taken, taking into consideration the amount of the award available for such purpose, cannot in the reasonable opinion of Landlord and Tenant be so repaired or reconstructed as to constitute a facility suitable for all of the uses permitted hereunder.

SECTION 10.3

     If, during the term of this Lease, any portion of the Demised Premises shall be taken in or by any such Proceeding and this Lease shall not terminate or be terminated pursuant to Section 10.2 hereof, then this Lease shall continue in full force and effect, and Tenant's obligation to pay the Fixed Rent, Additional Rent and all other charges on the part of Tenant to be paid and to perform all other covenants and agreements on the part of Tenant to be performed shall not be affected by any such taking of the Demised Premises, and Tenant hereby waives the provisions of any Laws now or hereafter in effect contrary to such obligation of Tenant or which relieves Tenant therefrom to pay costs of demolition, repair and restoration required as a result of the taking in any such Proceeding. Landlord shall deliver such award to Tenant if such costs are

                                      19.

estimated to be less than the Insurance Threshold Amount provided Tenant is not in default under this Lease. If such costs are estimated to exceed the Insurance Threshold Amount, or if Tenant is in default under this Lease regardless of such costs, such award shall be retained by Landlord, or shall be applied by Tenant, if delivered to Tenant, and paid over to Tenant if delivered to any Mortgagee or Landlord, to be applied in the manner provided in Section 9.2, for the cost of demolition, repair and restoration, if any, required as a result of the taking in any such Proceeding, which demolition, repair and restoration shall be undertaken by Tenant in substantially the same manner as required in Section 9.1 hereof. Any balance of such award remaining after payment of such costs of demolition, repair and restoration shall be retained by Landlord. If any portion of the Demised Premises shall be taken in or by any condemnation or other eminent domain Proceeding and this Lease shall not terminate or be terminated, then the Purchase Option Price and the Put Option Price shall be reduced by an amount equal to the portion of any award received by Landlord in connection with such Proceeding. The Purchase Option Price and the Put Option Price shall not, however, be reduced by the amount of any award received by Tenant under Section 10.4 hereof for any temporary taking. Tenant shall have the right provided in Section 10.1 to make a separate claim for its own award solely for loss of all or part of its leasehold estate and its removal expenses and relocation expenses, but not for its leasehold improvements (which shall be considered only in valuing Tenant's leasehold estate.)

SECTION 10.4

     If, during the term of this Lease, the temporary use or occupancy of all or part of the Demised Premises shall be taken in or by such Proceeding or in any other manner for any public or quasi-public use or purpose or by agreement between Landlord and those authorized to exercise such right, then, if the period of temporary use is totally within the term of this Lease, the sums awarded or made available as a result of such temporary taking shall be paid to Tenant and that portion of the award which represents reimbursement for the cost of restoration of the Demised Premises as reasonably estimated by an independent licensed architect or engineer chosen by Landlord and reasonably acceptable to Tenant, and engaged at the expense of Tenant, shall be applied by Tenant toward the cost of its restoration of the Demised Premises. In addition, Tenant shall be entitled to receive that portion of the award which represents compensation for the taking of Tenant's personal property (if any, and only to the extent that Tenant's personal property is so taken) and for relocation expenses if Tenant is required to relocate, and Tenant shall be entitled to a credit against Fixed Rent of that portion of the award or payment which represents compensation for the use and occupancy of the Demised Premises. If the period of temporary use is not totally within the term of this Lease, or if it is not possible to determine whether it is totally within the term of this Lease, then the sums awarded or made available as a result of such temporary taking shall be paid to Landlord and shall be applied in the following order of priority: (a) first, Landlord shall be entitled to receive that portion of the award which represents reimbursement for the cost of restoration of the Premises as reasonably estimated by an independent licensed architect or engineer chosen and engaged by Landlord and reasonably acceptable to Tenant, and Tenant shall (to the extent feasible within the remainder of the term of this Lease) restore the Demised Premises and Landlord shall pay over such portion of such award in the same manner as is provided for insurance proceeds under ARTICLE 9, (b) second, Tenant shall be entitled to receive that portion of the award which represents compensation for the taking of Tenant's personal property and for relocation expenses, and (c)

                                      20.

third, Tenant shall be entitled to a credit against Fixed Rent of that portion of the award or payment which represents compensation for the use and occupancy of the Demised Premises (but in no event more than the Fixed Rent due under this Lease). This Lease shall be unaffected by such taking and Tenant shall continue to be responsible for all of its obligations hereunder and shall continue to pay in full the Fixed Rent, and Additional Rent when due except to the extent of the credit provided for above. All monies paid to Landlord as, or as part of, an award for which the Fixed Rent have been paid shall be received, held and applied by Landlord as a trust fund for payment of the Fixed Rent becoming due hereunder.

     Notwithstanding any contrary or inconsistent provision in this Lease, regardless of (i) Tenant's default hereunder; or (ii) Tenant's satisfaction of any of the provisions contained in Article 10, upon closing of the re-purchase by Tenant pursuant to Article 47 below, Article 48 below, or otherwise, Landlord shall simultaneously assign, transfer and pay over to Tenant any and all condemnation award(s) and related rights and benefits.

SECTION 10.5

     In any instance in this ARTICLE 10 where this Agreement provides for submission of a dispute or matter to arbitration (and not under any other circumstance) the arbitration shall be conducted by the American Arbitration Association ("AAA"), or any successor thereto, in the City of Minneapolis, Minnesota, in accordance with its rules then obtaining and the provisions of this Section 10.5. The party requesting arbitration shall give written notice to that effect to the other party, specifying in said notice the name and address of the Qualified Arbitrator (as hereinafter defined) designated to act as arbitrator on behalf of the requesting party. Each arbitrator shall be an impartial third party having experience in matters similar to the subject matter of the dispute (a "Qualified Arbitrator"). Within fifteen (15) days after the
                   --------------------
service of such notice, the other party shall give written notice to the requesting party specifying the name and address of a Qualified Arbitrator designated to act as arbitrator on its behalf. If the other party fails to notify the requesting party of the appointment of its arbitrator within the time specified, the second arbitrator shall be a Qualified Arbitrator appointed by the AAA. The arbitrators so chosen shall meet within ten (10) days after the second arbitrator is appointed. If, within thirty (30) days after the second arbitrator is appointed, the two arbitrators shall not agree upon a resolution of the dispute, they shall themselves appoint a third Qualified Arbitrator. If they are unable to agree upon such appointment within ten (10) days after the expiration of said thirty (30)-day period, the third Qualified Arbitrator shall be selected by the parties. If the parties are unable to agree upon a third Qualified Arbitrator within fifteen (15) days, then such third Qualified Arbitrator shall be appointed by the AAA. The decision of the arbitrators so chosen shall be given within a period of thirty (30) days after the appointment of the third Qualified Arbitrator, if a third Qualified Arbitrator is appointed, or within thirty (30) days after the second arbitrator is appointed. Such decision shall be final and conclusive on Landlord and Tenant and judgment thereon may be entered in any court of competent jurisdiction. In acting under this Lease, the arbitrators shall: (i) not modify the provisions of this Lease; and (ii) apply the applicable laws of the State of Minnesota. The costs of the arbitrators and of the AAA shall be paid fifty percent (50%) by Landlord and fifty percent (50%) by Tenant.

                                      21.

                                   ARTICLE 11

                            MAINTENANCE AND REPAIRS
                            -----------------------

SECTION 11.1

          (a) Throughout the term of this Lease, Tenant shall, at its sole cost and expense, take good care of the Demised Premises (including the Improvements), all alleyways and passageways and the sidewalks, curbs and vaults adjoining the Demised Premises, and keep the same in good order, condition and repair, ordinary wear and tear and obsolescence excepted, and make all necessary repairs thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen. When used in this ARTICLE 11, the term "repairs" shall include all necessary replacements, renewals, alterations and additions and any rebuilt, additional or substituted buildings, structures, facilities and other improvements. Landlord shall not be required to furnish any services or facilities or to make any repairs or alterations in or to the Demised Premises, Tenant hereby assuming the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Demised Premises. All repairs made by Tenant shall be made in a good and workmanlike manner. The necessity for and adequacy of repairs to the Improvements pursuant to this ARTICLE 11 shall be measured by the standards which are generally appropriate for buildings and facilities of similar construction, age and use.

          (b) In the event that Tenant is required pursuant to the provisions of
Section 11.1(a) during the term of this Lease or during the Renewal Options or any extension of the term to replace the roof of any of the buildings located at the Demised Premises, make a structural change or structural repair in any of the buildings located at the Demised Premises or to replace all or part of the HVAC system in any of the buildings located at the Demised Premises (collectively, the "Capital Work") at an aggregate cost for Capital Work in any twelve (12) month period exceeding One Hundred Seventy-five Thousand Dollars ($175,000.00), Tenant shall notify Landlord thereof. In addition, if Tenant desires that the cost thereof be shared by Landlord in the manner provided in this Section 11.1(b), Tenant and Landlord shall jointly participate in and determine the Persons to perform the Capital Work (including architects, engineers and contractors), the plans and specifications for the Capital Work and the cost thereof which, in hiring the contractor or contractors performing such work, shall be determined by a bid process determined by Tenant and reasonably acceptable to Landlord. To the extent that the improvements resulting from such Capital Work constitute capital improvements and which under Generally Accepted Accounting Principles, applied consistently ("GAAP"), will have a useful life extending beyond the term of this Lease, then Tenant may elect by notice to Landlord that Landlord pay to Tenant as provided in this
Section 11.1(b) a portion of the cost of such Capital Work. In the event Tenant makes such an election and complies with the foregoing provisions of this section, Landlord shall pay to Tenant a portion of the cost appropriately classified as capitalized under GAAP of the improvements resulting from such Capital Work. Landlord's share of such costs shall be equivalent to the product of the amount that is capitalized times a fraction, the numerator of which is the number of years remaining in the useful life of such capital improvements at the Trigger Date (as hereinafter defined) determined under GAAP and the denominator of which is the total useful life of such capitalized improvement. Such

                                      22.

payment shall be made by Landlord to Tenant not later than ten (10) business days after the date of the last to occur of the following (the "Trigger Date"):
(i) the termination of this Lease pursuant to the terms of this Lease; (ii) the end of the term of this Lease (including any exercised Renewal Options), and
(iii) vacation by Tenant of the Demised Premises after such termination or expiration. Landlord shall have the right to offset from the amount of such payment any delinquent Fixed Rent or other delinquent amounts due Landlord from Tenant. Landlord shall deliver notice of any such offset simultaneously with delivery of such payment by Landlord. Determinations under GAAP under this
Section 11.1(b) shall be made by Tenant's independent certified public accountants, subject to Landlord's right as hereinafter specified to dispute any such determination. Any disputes between Tenant and Landlord under this Section 11.1(b), except disputes pertaining to an interpretation under GAAP, shall be
         ------
determined by arbitration before a single Qualified Arbitrator appointed by and in accordance with the rules of the AAA. If Landlord disputes a determination under GAAP, that dispute shall be determined by an accounting firm, independent of both Landlord and Tenant, chosen by lot by Landlord and Tenant from among the six (6) largest United States accounting firms (by numbers of employees) in the United States. Such a determination by AAA or such accounting firm so chosen shall be final and conclusive on Landlord and Tenant and judgment thereon may be entered in any court of competent jurisdiction. Costs of the arbitrator, the AAA and such accounting firm shall be paid fifty percent (50%) by Landlord and fifty percent (50%) by Tenant. Notwithstanding the foregoing, if after requesting reimbursement from Landlord for any Capital Work, Tenant shall exercise any of its Renewal Options such that the entire useful life of such Capital Work falls within the term of this Lease as so extended, Landlord shall have no obligation to provide Tenant with any reimbursement whatsoever in connection with such Capital Work.

SECTION 11.2

     Tenant covenants not to permit or suffer any overloading of the floors of the Demised Premises or the electrical equipment therein contrary to the applicable certificate of occupancy, Board of Fire Underwriters certificate or any certificate of any insurance carrier and/or Law; however, Tenant shall not be obligated to correct any violation described above in this Section 11.2 unless required by, and pursuant to official notice from, the applicable governmental authority with jurisdiction over the matter. Tenant also covenants not to do or suffer any waste, disfigurement or injury to the Demised Premises.

SECTION 11.3

     Tenant shall not remove or permit removal of any of the permanent furnishings, fixtures or other property constituting a part of any buildings on the Demised Premises unless other property at least equal in value and utility shall be substituted therefor.

SECTION 11.4

     Landlord shall have the right, but not the obligation, to have the Demised Premises inspected from time to time during the term of this Lease by its engineering and environmental consultants after providing ten (10) days prior written notice of such inspection. If the results of any such inspection disclose any maintenance, repairs or replacements that must be performed to

                                      23.

bring the Demised Premises into good order and repair and otherwise consistent with the standards which are required under the terms of this Lease (collectively, the "Required Repairs"), which were not already scheduled for
                                                   ---
repair by Tenant, Tenant shall cause such Required Repairs to be made as soon as practicable after receipt of notification (the "Repair Notification") from Landlord. Landlord may exercise this right from time to time during the term of this Lease but not more frequently than one (1) time in any twelve (12) month period, except that if an Event of Default is continuing, Landlord may exercise this right at any time during which the Event of Default continues uncured. If the cost of such Required Repairs is less than $15,000.00, Landlord shall pay any and all costs and expenses (except for the cost of the Required Repairs) incurred by Landlord in connection with the performance of the inspections and any and all supplemental inspections performed in connection therewith. If the cost of the Required Repairs is $15,000.00 or more, Tenant shall, within ten
(10) business days after receipt of the Repair Notification, pay to Landlord an amount equal to the amount of the reasonable costs and expenses incurred by or on behalf of Landlord in connection with the inspections and any supplemental inspections, up to a maximum of Seven Thousand Five Hundred Dollars ($7,500.00).

SECTION 11.5

     In connection with Tenant's obligations to maintain the Demised Premises pursuant to terms and conditions of Article 11, Tenant shall cause to be performed the maintenance items listed on Schedule 11.5 attached hereto as and when required by the terms of such Schedule. The listing of the maintenance items on Schedule 11.5 is intended only as a partial listing of those items required to be performed by Tenant in connection with its maintenance obligations under this Lease and in no event shall Tenant be deemed to have satisfied its maintenance obligations hereunder solely by the performance by Tenant of the items listed on said Schedule.

                                  ARTICLE 12

                                  ALTERATIONS
                                  -----------

SECTION 12.1

     Tenant shall have the right at any time and from time to time during the term of this Lease to make, at its sole cost and expense, changes, replacements, alterations, additions, enlargements or expansions in, of or to the Improvements, or to construct additional improvements on the Demised Premises (all of the foregoing hereinafter collectively called "Alterations" and individually called an "Alteration"), subject, however, in all cases to the following:

          (a) No particular Alteration involving an estimated cost of more than $250,000 shall be undertaken except after thirty (30) days prior written notice to Landlord.

          (b) No particular Alteration, structural or non-structural (including any restoration required by ARTICLE 9 or 10 herein), involving an estimated cost of more than the Insurance Threshold Amount shall be made without the prior written consent of any Mortgagee, if required by the terms of any Underlying Mortgage, and of Landlord, such written consent of Landlord and

                                      24.

Mortgagee shall be granted without unreasonable delay or conditions if the Alteration would not in the reasonable opinion of Landlord adversely affect in any way the value, rental value, rentability or usefulness of the Improvements (taking into consideration the length of the term remaining and any exercised extensions allowed under this Lease), the structural integrity of the Improvements or the proper functioning of the mechanical systems therein. If such approval is required, such Alterations will be made substantially in accordance with plans and specifications approved in writing by any such Mortgagee and by Landlord. Three (3) copies of plans and specifications in such reasonable detail as will permit Landlord to exercise its judgment shall be submitted to Landlord in connection with Alterations under this Section 12.1(b). Notwithstanding any contrary provision in this Article 12, Landlord may in its sole discretion withhold consent to any Alteration to the extent it entails constructing an addition on to the Improvements and/or constructing a new building on the Demised Premises or constructing other new improvements on the Demised Premises outside of the currently existing exterior walls of the Improvements.

          (c) If the estimated cost of any particular Alteration shall be in excess of the Insurance Threshold Amount, Tenant shall pay to or as directed by Landlord the reasonable fees and expenses of any third Person architects or engineers selected by any Mortgagee and by Landlord to review the plans and specifications and inspect the work on behalf of Landlord and such Mortgagee and other out-of-pocket expenses incurred by Landlord and such Mortgagee in review of such plans and specifications and inspection of such work. However, Tenant shall not be obligated to pay more than Seven Thousand Five Hundred Dollars ($7,500.00) for such review and inspection work.

                                      25.

          (d) No Alteration shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required from time to time, all permits and authorizations of the Governmental Authorities. Landlord shall join in the application for such permits or authorizations whenever such action is necessary, but without any liability or expense to Landlord.

          (e) Any Alteration shall, when completed, be of comparable materials and finish as then exist in the Demised Premises.

          (f) Any Alteration shall be made promptly and in a good and workmanlike manner, and, if such Alteration requires the consent of Landlord and any Mortgagee, it shall be made substantially in accordance with plans and specifications approved by Landlord and such Mortgagee. Any Alteration shall be made in compliance with all applicable permits and authorizations and building and zoning laws and with all other applicable Laws and requirements of all the Governmental Authorities, any national or local Board of Fire Underwriters, and any insurance policy affecting the Demised Premises or any other body hereafter exercising functions similar to those of any of the foregoing. Landlord shall, at the request of Tenant, cooperate at Tenant's sole cost and expense in connection with any requirement of the Governmental Authorities which requires Landlord participation in seeking permits and authorizations required for any Alteration.

          (g) The cost of any such Alterations shall be paid in cash or its equivalent when due. If the estimated cost of any Alterations exceeds the Insurance Threshold Amount, Tenant shall deliver security reasonably satisfactory to Landlord and Mortgagee for the amount such estimated cost exceeds the Insurance Threshold Amount. Without limitation, a payment bond or letter of credit for such excess amount shall be deemed satisfactory.

          (h) Tenant shall cause workers' compensation insurance including Employer's Liability insurance in an amount not less than $5,000,000 (part of which may be provided under Tenant's umbrella policies), covering all individuals employed in connection with the work and with respect to whom death or bodily injury claims could be asserted against Landlord, Tenant or the Demised Premises, and comprehensive general liability insurance on an occurrence basis for the mutual benefit of Tenant and Landlord, as named insureds, with limits of not less than $10,000,000 in the event of personal injury or death to any one individual and to any number of individuals in respect of any one "occurrence", and with limits of not less than $10,000,000 for property damage, shall be maintained or caused to be maintained by Tenant at Tenant's sole cost and expense at all times when any work is in process in connection with any Alteration. All such insurance shall be issued by a company or companies of recognized responsibility, and all policies or certificates therefor issued by the respective insurers, bearing notations evidencing the payment of premiums or accompanied by other evidence reasonably satisfactory to Landlord of such payment, shall be delivered to or as directed by Landlord.

          (i) All fixtures, equipment, improvements and appurtenances attached to or built into the Demised Premises shall be and shall remain a part of the Demised Premises and shall be deemed to be the property of Landlord and shall not be removed by Tenant.

                                      26.

          (j) Upon completion of any restoration or Alteration for which plans and specifications are required to be delivered to Landlord and any Mortgagee, Tenant shall deliver to Landlord three copies of "as-built" plans for such restoration or Alteration.

SECTION 12.2

     No approval of plans or specifications by Landlord or any Mortgagee or consent by Landlord or any Mortgagee allowing Tenant to make a restoration or Alteration to the Demised Premises shall in any way be deemed to be an agreement by Landlord or such Mortgagee that the contemplated restoration or Alteration comply with requirements of the Governmental Authorities or any insurance policy affecting the Demised Premises or any certificates of occupancy for the Improvements nor shall it be deemed to be a waiver by Landlord of the compliance by Tenant with any of the terms of this Lease.

                                  ARTICLE 13

                    COMPLIANCE WITH LAW; HAZARDOUS MATERIAL
                    ---------------------------------------

SECTION 13.1

     Tenant shall, during and after the term of this Lease, at its sole cost and expense, promptly comply with all Laws, any national or local Board of Fire Underwriters, any insurer of the Demised Premises or any other body exercising functions similar to those of any of the foregoing, foreseen or unforeseen, ordinary as well as extraordinary (including but not limited to Laws related to Hazardous Materials and clean up of Hazardous Materials and the Americans with Disabilities Act and local laws), which are now or may hereafter during the term of this Lease be applicable to the Demised Premises, the use, manner of use or occupancy thereof or any transaction related thereto, whether or not the same shall necessitate structural repairs or alterations or interfere with the use or occupancy of the Demised Premises; however, Tenant shall not be obligated to correct any building code, Americans with Disabilities Act or Hazardous Materials violations unless required by, and pursuant to official notice from, the applicable governmental authority with jurisdiction over the matter. Tenant shall not cause by Tenant's actions or negligent inactions or knowingly permit any Hazardous Material to be brought or deposited or used on the Demised Premises in a manner which is not in compliance with all Laws. Hazardous Material will be used, kept, stored and disposed of in compliance with the provisions of this Section 13.1. Tenant shall promptly notify Landlord in writing of the existence of new types of Hazardous Materials (not previously disclosed to Landlord) used by Tenant on the Demised Premises.

SECTION 13.2

     Tenant shall not cause or maintain any nuisance in or upon the Demised Premises, as determined by a court of competent jurisdiction. Tenant shall not knowingly suffer or permit the Demised Premises, or any portion thereof, to be used by the public, as such, in any way as to impair Landlord's title thereto.

                                      27.

SECTION 13.3

     Tenant may, at its own cost and expense and in its name (or, if required by the Governmental Authorities, in Landlord's name) contest in any manner permitted by the Governmental Authorities the validity or enforcement of Laws of the Governmental Authorities with which Tenant is required to comply pursuant to this Lease and may defer compliance therewith, provided that:

          (a) such non-compliance shall not subject Landlord to criminal prosecution or the Demised Premises to lien or sale;

          (b) such non-compliance shall not be in violation of any Underlying Mortgage; provided that Landlord has given Tenant a copy of such mortgage;

          (c) At the request of Landlord, Tenant shall first deliver to Landlord a surety bond issued by a surety company of recognized responsibility satisfactory to Landlord and Mortgagee and in form and substance satisfactory to Landlord and Mortgagee, or shall provide other security satisfactory to Landlord protecting Landlord against loss or liability by reason of such non-compliance; and

          (d) Tenant shall promptly and diligently prosecute such contest.

Landlord, without expense or liability to it, shall cooperate with Tenant in any such contest.

                                  ARTICLE 14

                              DISCHARGE OF LIENS
                              ------------------

SECTION 14.1

     Tenant will not create or permit to remain, and will discharge, any lien, encumbrance or charge (levied on account of any Imposition or any mechanic's, laborer's or materialman's lien or any security interest, conditional sale, title retention agreement or chattel mortgage, or otherwise) upon the Demised Premises or any part thereof, having any priority or preference over or ranking on a parity with the estate, rights and interest of Landlord in the Demised Premises or any part thereof or the income therefrom, and Tenant will not suffer any other matter or thing to be done whereby the estate, rights and interest of Landlord in the Demised Premises or any part thereof might be impaired; provided that any Imposition may, after the same becomes a lien on the Demised Premises, be paid or contested in accordance with ARTICLE 6 hereof, and any mechanic's, laborer's or materialman's lien may be discharged in accordance with Section
14.2 hereof.

SECTION 14.2

     If any mechanic's, laborer's or materialman's lien shall at any time be filed against the Demised Premises or any part thereof, Tenant, within thirty
(30) days thereafter shall cause the same to be discharged of record by payment, deposit, bond, order of a court of competent

                                      28.

jurisdiction or otherwise. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings. Any amount so paid by Landlord and all costs and expenses incurred by Landlord in connection therewith, together with interest thereon at the Interest Rate from the respective dates of the making of the payment or incurring of the cost and expense by Landlord shall be paid by Tenant to Landlord within ten (10) days after demand.

SECTION 14.3

     Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord or Tenant, express or implied by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of all or part of the Demised Premises.

                                  ARTICLE 15

                RIGHT OF LANDLORD TO PERFORM TENANT'S COVENANTS
                -----------------------------------------------

SECTION 15.1

     Landlord shall have the right at any time, after five (5) days' notice (which notice may be by facsimile) to Tenant (or without notice in case of emergency or in case any fine, penalty, interest or cost may otherwise be imposed or incurred on or by Landlord), but no earlier than the expiration of the applicable cure period hereunder (except in the case of emergency or in case any fine, penalty, interest or cost may otherwise be imposed or incurred on or by Landlord), to make any payment or perform any act required of Tenant under this Lease, and in exercising such right, to incur necessary and reasonable incidental costs and expenses, including fees and charges of counsel, accountants, appraisers, architects and engineers. Nothing herein shall imply any obligation on the part of Landlord to make any payment or perform any act required of Tenant, and the exercise of the right so to do shall not constitute a release of any obligation or a waiver of any Default.

SECTION 15.2

     All payments made by Landlord and all reasonable costs and expenses incurred by Landlord in connection with any exercise of such right, together with interest at the Interest Rate from the respective dates of the making of such payments or the incurring of such costs and expenses, shall be payable to Landlord by Tenant within ten (10) days after demand. All sums which may become payable to Landlord by Tenant pursuant to this ARTICLE 15 shall be deemed Additional Rent hereunder and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment of any such sums by Tenant as in the cases of default by Tenant in the payment of Fixed Rent or other Additional Rent.

                                      29.

                                  ARTICLE 16

                       ENTRY ON PREMISES BY THE LANDLORD
                       ---------------------------------

SECTION 16.1

     Subject to Landlord's compliance with Tenant's and/or any subtenant's established security measures and requirements provided the same do not prohibit access to any portion thereof, Tenant shall permit Landlord and any Mortgagee or prospective Mortgagee and the authorized representatives of Landlord to enter the Demised Premises without notice in the event of an emergency and upon notice (which notice may be by facsimile) at all reasonable times during usual business hours for the purpose of (a) inspecting the same (including, without limitation, performing tests reasonably required to determine if Tenant is complying with the provisions of this Lease to be complied with by it including those related to Hazardous Materials) and (b) making any necessary repairs to the Demised Premises and performing any work therein that may be necessary by reason of an Event of Default in making any such repairs or performing any such work.
Nothing herein shall imply any obligation on the part of Landlord to do any such work which, under any provision of this Lease, Tenant may be required to perform and the performance thereof by Landlord shall not constitute a waiver of Tenant's Default in performing the same. Landlord may, during the progress of any such work keep and store upon the Demised Premises all necessary materials, tools, supplies and equipment. Landlord shall not be liable for reasonable inconvenience, annoyance, disturbance, loss of business or other damage of Tenant or any subtenant by reason of making such repairs or the performance of any such work, or on account of bringing materials, tools, supplies and equipment into or through the Demised Premises during the course thereof ''''and the obligations of Tenant under this Lease shall not be affected thereby. Landlord shall use commercially reasonable efforts to make such repairs in a manner so as to minimize interference with the normal conduct of business of Tenant and other occupants of the Demised Premises, provided that Landlord shall not be required to employ overtime or premium labor therefor.

SECTION 16.2

     Subject to Landlord's compliance with Tenant's and/or any subtenant's established security measures and requirements provided the same do not prohibit access to any portion thereof, Landlord shall have the right at all reasonable times to enter upon the Demised Premises for the purpose of exhibiting the same to prospective mortgagees, purchasers and, during the last twenty-four (24) months of the term of this Lease, to prospective tenants.

                                      30.

                                  ARTICLE 17

                        ASSIGNMENT, MORTGAGES AND OTHER
                        -------------------------------
                   TRANSFERS OF TENANT'S INTEREST; SUBLETTING
                   ------------------------------------------

SECTION 17.1

     Without the prior written consent of Landlord which shall not be unreasonably withheld, conditioned or delayed, neither this Lease nor any interest of Tenant in this Lease or in any sublease or in any subrents shall be sold, assigned, transferred, mortgaged, pledged, hypothecated, or otherwise disposed of or encumbered, whether voluntarily, by operation of law or otherwise, nor shall Tenant sublet all or any part of the Demised Premises or agree to do any of the foregoing. Landlord shall provide such consent or denial of consent within ten (10) business days after Tenant's request therefor. Any such denial shall include a reasonable explanation of the basis for denial. No such sale, assignment, transfer, mortgage, pledge or hypothecation shall release Tenant from liability hereunder, unless otherwise agreed in writing by Landlord and Mortgagee.

     Any assignment or other attempted disposition or encumbering of this Lease or any sublease hereof, or of the interest of Tenant hereunder, without the prior written consent of Landlord or without full compliance with any and all reasonable requirements set forth in such consent of Landlord or in this Lease, in addition to constituting an Event of Default under this Lease, shall be invalid and of no effect against Landlord.

SECTION 17.2

     The provisions of Section 17.1 shall apply to transfers of capital stock and any other mechanism which results in a change of control of Tenant (if Tenant is a corporation) and to transfers of an interest in the distributions of profits and losses and any other mechanism which results in a change of control of Tenant (if Tenant is a partnership or joint venture or other entity) as if such transfer or other mechanism were an assignment of this lease, except that the provisions of Section 17.1 shall not apply to (w) the public sale of securities of Tenant, (x) transactions with a corporation or other entity into or with which Tenant is merged or consolidated, (y) transactions with a corporation or other entity to which substantially all of Tenant's assets are transferred or (z) transfers to any corporation or other entity which controls or is controlled by Tenant or is under common control with Tenant (prior to or after the transaction involved), provided, that (i) in any of such events within
                                 --------  ----
ten (10) days after the effective date of any such transaction, the executed instrument of assignment and assumption, if applicable, in the form previously exhibited to Landlord, in which such assignee assumes all of the terms, covenants and conditions of this Lease on Tenant's part to be performed and observed shall have been delivered to Landlord and (ii) in the event of a transaction described in subsections (x) or (y), above, the successor to Tenant has a rating equal to or better than CCC+ (Standard and Poors) or the equivalent from another recognized rating agency. Tenant shall, however, notify Landlord of such assignment not less than ten (10) days prior to the effective date thereof and shall promptly deliver to Landlord such other documentation and evidence with respect thereto as Landlord may reasonably request. For purposes of this Section 17.2, the term "control" means,

                                      31.

in the case of a corporation, ownership or voting control, directly or indirectly, of at least fifty-one (51%) percent of all its voting stock, and in case of a partnership, joint venture or other entity, ownership, directly or indirectly, of at least fifty-one (51%) percent of all the general partnership or other interests therein.

SECTION 17.3

     Any consent by Landlord to a sale, assignment, transfer, mortgage, pledge, hypothecation, or other disposition or encumbering of this Lease or of any sublease, shall apply only to the specific transaction thereby authorized and shall not relieve Tenant from the requirement of obtaining the prior written consent of Landlord to any further sale, assignment, transfer, mortgage, pledge, hypothecation, or other disposition or encumbering of this Lease or of any sublease. Contemporaneously with the request of Tenant for each such consent, Tenant shall submit, in writing, information sufficient to enable Landlord to decide with respect thereto.

SECTION 17.4

     If this Lease be assigned, Landlord may, and is hereby empowered to collect rent from the assignee. If the Demised Premises or any part thereof be underlet or occupied by any Person other than Tenant, Landlord, upon the occurrence of and Event of Default, may, and is hereby empowered to, collect rent from the undertenant or occupant. In either of such events, Landlord shall apply the rent received by it to the Fixed Rent and the Additional Rent, and such collection shall not be deemed a waiver of the covenant of Tenant against mortgaging or pledging this Lease, or the acceptance of such assignee, undertenant or occupant as Tenant under this Lease or a release of Tenant from performance of Tenant's covenants hereunder.

SECTION 17.5

     Notwithstanding the foregoing provisions of this ARTICLE 17, Landlord shall not unreasonably withhold, condition or delay its consent to any subleases, licenses or concessions to be entered into by Tenant with respect to all or any portion of the Demised Premises. During the term of this Lease, Tenant shall be entitled to all rent, income and profits relating to any subleases, licenses or concessions at the Demised Premises (collectively, the "Sublease Profits"), provided, however, that Tenant hereby grants to Landlord a first priority
--------  -------
security interest in and to such Sublease Profits which shall entitle Landlord to exercise the right to receive the Sublease Profits while an Event of Default in payment of Fixed Rent and/or Additional Rent exists hereunder. Landlord shall apply all Sublease Profits toward payment of delinquent and current Fixed Rent and Additional Rent (as applicable), in that order. Any excess shall be promptly paid to Tenant.

SECTION 17.6

     Any violation of any provision of this Lease, whether by act or omission, by any assignee, subtenant or undertenant, shall be deemed a violation of such provision by Tenant, it being the intention and meaning of the parties hereto that Tenant shall assume and be liable to Landlord for

                                      32.

any and all acts and omissions of any and all assignees, subtenants and undertenants in violation of this Lease.

SECTION 17.7

     Landlord hereby approves the SGI Lease as an acceptable sublease, provided that the SGI Lease shall be subject and subordinate to this Lease upon the execution and delivery by SGI of a subordination, nondisturbance and attornment agreement in the form attached hereto as Exhibit C. Tenant shall promptly
                                         ---------
notify Landlord of any material defaults under the SGI Lease or any other sublease entered into by Tenant and shall provide to Landlord copies of any and all notices of default or correspondence relating to material defaults whether
received or delivered by Tenant.    Notwithstanding any other provision of this
Lease, Landlord hereby acknowledges that any provisions of or rights granted under the SGI Lease that may conflict or are inconsistent with the terms and conditions of this Lease shall not be deemed a violation of this Lease.

                                  ARTICLE 18

                     ADDITIONAL UNDERTAKING OF THE TENANT
                     ------------------------------------

     If, (a) for any reason, the Fixed Rent payable by Tenant to Landlord pursuant to this Lease shall during the Term hereof be diminished or subject to diminution through attachment, claim, demand, charge, lien, levy, process, encumbrance or by Law, or shall be subject to withholding or diminution at the source, by reason of any taxes (including a tax on rent), assessments, expenses, indebtedness, obligation or liabilities of any character, foreseen or unforeseen and the same is required to be paid by Tenant under this Lease, and whether or not valid, or (b) by reason of any claims, demands, charges or liens of any nature, foreseen or unforeseen, incurred by any Person, and the same is required to be paid by Tenant under this Lease, so that the Fixed Rent or any part thereof would be unavailable to Landlord, when due, or (c) the payment in full of the Fixed Rent when due and payable under this Lease shall be delayed, hindered or prevented, or the right of Landlord to use or apply the same shall be adversely affected due to the fault of Tenant, or (d) the Demised Premises shall be or become subject to or burdened by any lien, charge or encumbrance (i) of any kind other than permitted in this Lease or otherwise approved by Landlord and (ii) not created by Landlord, then and in any such event, Tenant promptly shall take at any time and from time to time after notice by Landlord such action (including the payment of money to Landlord) to the extent, and as often as may be, necessary to (i) pay fully and discharge such taxes, assessments, expenses, indebtedness, obligations and liabilities, and to eliminate or nullify the cause of such attachment, claim, demand, charge, lien, levy, order, process, encumbrance, withholding or diminution, (ii) eliminate or prevent any such delay, hindrance or obstacle in the payment in full of the Fixed Rent when the same is due and payable under this Lease, and (iii) protect fully the right of Landlord to use or apply the Fixed Rent for its purposes. Except as otherwise set forth in this Lease, it is the intention of the Tenant in giving the undertakings set forth in this ARTICLE 18 that the Fixed Rent, the Additional Rent and other sums payable under this Lease shall be received and enjoyed by the Landlord, or its assignee, as an absolutely net sum, so that said rent shall be available for use by the Landlord, or its assignee, when due, without diminution to any extent and without delay or postponement for any reason.

                                      33.

                                  ARTICLE 19

                       CONDITION OF AND TITLE TO DEMISED
                           PREMISES; QUIET ENJOYMENT
                           -------------------------

SECTION 19.1

     Tenant represents and agrees that the Demised Premises, the title thereto, and the present uses and non-uses thereof, have been examined by Tenant and that Tenant accepts the same in the condition or state in which they or any of them now are, without representation or warranty, express or implied in fact or by law, by Landlord and without recourse to Landlord, as to the title thereto, the nature, condition or usability thereof or the use or uses to which the Demised Premises or any part thereof may be put. Tenant further represents that Tenant was the previous owner of fee title to the Demised Premises and sold the Demised Premises to Landlord pursuant to the Original Purchase Agreement (as defined herein).

SECTION 19.2

     Tenant, upon paying the Fixed Rent and the other Additional Rent in this Lease provided for and observing and keeping the covenants, agreements, terms and conditions of this Lease on its part to be performed, shall, subject to its terms, lawfully and quietly hold, occupy and enjoy the Demised Premises during the term of this Lease, without hindrance or molestation by Landlord or by any other Person claiming under Landlord subject, however, to the exceptions and reservations of this Lease. Any breach or default of this ARTICLE 19, shall not give to Tenant any right during the term of this Lease to cancel or terminate this Lease or to abate or make deduction from or offset against Fixed Rent, Additional Rent or any other sums payable by Tenant under this Lease, or to fail to perform any other covenant, agreement or obligation of Tenant hereunder, but nothing herein shall preclude Tenant from obtaining damages and injunctive relief against Landlord or any Person claiming under Landlord. The covenant in this Section 19.2 shall be construed as a covenant running with the Demised Premises and not as a personal covenant or obligation of Landlord, except to the extent of Landlord's covenants, agreements, obligations and liabilities that arise while Landlord possesses an interest in this Lease and/or the Demised Premises, and provided that any successors or assigns of Landlord assume all of Landlord's covenants, agreements, obligations and liabilities hereunder.

                                  ARTICLE 20

            INDEMNIFICATION OF THE LANDLORD, TENANT AND MORTGAGEES
            ------------------------------------------------------

SECTION 20.1

     Tenant shall indemnify and save harmless Landlord and any Mortgagees from and against any and all liabilities, obligations, damages, penalties, claims, suits, and any reasonable Mortgagee costs, charges and expenses, including engineers', architects', appraisers', accountants', and attorneys' fees and charges, which may be imposed upon or asserted against

                                      34.

Landlord, or any Mortgagee whether during or after the term of this Lease by reason of any of the following occurring during the Term:

          (a) any work or thing done in, on or about the Demised Premises or any part thereof by Tenant or any subtenant, or their respective employees, agents or contractors;

          (b) any act, omission or negligence of Tenant or any agent, contractor, employee, licensee or invitee of Tenant;

          (c) any accident or injury to any individual (including death) or damage to property occurring in, on or about the Demised Premises or any part thereof or any street, alley, sidewalk, curb, passageway or space adjacent thereto which is not the result of any act or omission of Landlord, Mortgagee, or their respective employees, agents or contractors; and

          (d) any failure on the part of Tenant to perform or comply with any of the agreements, terms or conditions contained in this Lease on its part to be performed or complied with.

     Landlord shall promptly notify Tenant of any claim asserted against Landlord for which Landlord claims Tenant may have to indemnify Landlord hereunder. In the event that any action or proceeding shall be brought against Landlord or any Mortgagee by reason of any matter covered by this Section 20.1, Tenant, upon written notice from Landlord or any Mortgagee will, at Tenant's sole cost and expense, resist or defend the same.

SECTION 20.2

     Tenant shall indemnify and save harmless Landlord against all legal costs and charges, including counsel fees and charges, lawfully incurred in obtaining possession of the Demised Premises after an Event of Default or after Tenant's Default in surrendering possession upon expiration or earlier termination of the term of this Lease or enforcing any covenant or agreement of Tenant herein contained provided, and only to the extent, that Landlord is successful in obtaining possession and/or enforcing the terms of this Lease.

SECTION 20.3

     Landlord shall indemnify and save harmless Tenant against all legal costs and charges, including counsel fees and charges, lawfully incurred by Tenant as a result of Landlord's breach of this Lease and/or the negligence or willful misconduct of Landlord, its employees, agents or contractors.

                                      35.

                                  ARTICLE 21

                       EXCAVATIONS ON ADJOINING PROPERTY
                       ---------------------------------

SECTION 21.1

     If any excavation or other building operation shall be about to be made or shall be made upon any premises or streets adjoining the Demised Premises, Tenant shall permit the owner or lessee of such adjoining premises and their respective representatives to enter the Demised Premises and to shore the foundations and walls thereof, and to do any other act or thing necessary for the safety or preservation of the Demised Premises all at such owner or lessee's sole cost and expense. Landlord shall not be liable for any inconvenience, annoyance, disturbance, loss of business or other damage arising therefrom and Tenant's obligations hereunder shall not thereby be affected. Nothing in this
ARTICLE 21 shall be construed as a waiver of any rights of Tenant against Persons other than Landlord.

                                  ARTICLE 22

                                    DEFAULT
                                    -------

SECTION 22.1

     If, during the term of this Lease, any one or more of the following acts or occurrences (any one of such occurrences or acts being hereinafter called an "Event of Default") shall happen:

          (a) Tenant shall fail to make payment of any installment of the Fixed Rent more than five (5) days after the same shall have become due; or

          (b) Tenant shall fail to make payment of any Additional Rent after the same shall have become due for more than ten (10) days after written notice thereof from Landlord to Tenant;

          (c) Tenant shall fail to perform or comply with any of the other covenants, agreements, terms and conditions of this Lease to be performed or complied with by Tenant, and such default shall continue for a period of thirty
(30) days after written notice thereof from Landlord to Tenant, or, in the case of a default which by its nature cannot with due diligence be cured within thirty (30) days (and the continuance of which for the period required for cure will not (i) subject Landlord or any Mortgagee to prosecution for a crime, (ii) subject all or part of the Demised Premises to being condemned or (iii) result in the termination of any Underlying Mortgage, provided that Landlord has given Tenant a copy of such mortgage), Tenant shall not (x) proceed promptly upon the giving of such notice and with all due diligence to prosecute to completion all steps to remedy the same and (y) complete such remedy within a reasonable time after the giving of such notice by Landlord; or

          (d) Tenant shall file a voluntary petition under any bankruptcy or insolvency law or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, composition, readjustment or similar relief under any present or future

                                      36.

bankruptcy or other applicable law, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Tenant or of all or any substantial part of its properties or of all or any substantial part of the Demised Premises; or

          (e) If within sixty (60) days after the filing of an involuntary petition in bankruptcy against Tenant or the commencement of any proceeding against Tenant seeking any reorganization, composition, readjustment or similar relief under any Law, such proceeding shall not have been dismissed, or if, within sixty (60) days after the appointment, without the consent or acquiescence of Tenant, of any trustee, receiver or liquidator of Tenant or of all or any substantial part of the properties of Tenant or all or any substantial part of the Demised Premises, such appointment shall not have been vacated or stayed on appeal or otherwise, or if, within sixty (60) days after the expiration of any such stay, such appointment shall not have been vacated, or if within sixty (60) days after the taking of possession, without the consent or acquiescence of Tenant, of the property of Tenant by any Governmental Authority pursuant to statutory authority for the dissolution or liquidation of Tenant, such taking shall not have been vacated or stayed on appeal or otherwise; or

          (f) if the Demised Premises shall be abandoned by Tenant, unless the same is being sublet by Tenant to other Persons pursuant to and in accordance with the terms of this Lease;

          (g) if any event shall occur or any contingency shall arise whereby this Lease and the estate hereby granted or the unexpired balance of the Term would, by operation of law or otherwise, devolve upon or pass to any party other than Tenant, except as is expressly permitted under ARTICLE 17; or

          (h) Tenant shall be in default under the SGI Lease or any other lease relating to more than 50,000 square feet of space at the Demised Premises (a "Major Sublease");

then, and in such event, Landlord may at its option, then or thereafter while any such Event of Default shall continue and notwithstanding the fact that Landlord may have any other remedy hereunder or at law or in equity, by written notice to Tenant, designate a date, not less than sixty (60) days after the giving of such notice, on which this Lease shall terminate; and thereupon, on such date the term of this Lease and the estate hereby granted shall expire and terminate upon the date specified in such notice with the same force and effect as if the date specified in such notice were the date herein fixed for the expiration of the term of this Lease, and all rights of Tenant hereunder shall expire and terminate, but Tenant shall remain liable as hereinafter provided.

     Nothing in the preceding paragraph shall be deemed to require Landlord to give the five (5) day notice provided for therein prior to the commencement of a summary proceeding for non-payment of rent or a plenary action for recovery of rent, it being intended that such notice is for the purpose of creating a conditional limitation hereunder pursuant to which this Lease shall terminate and Tenant, if it remains in occupancy, shall become a holdover tenant.

                                      37.

SECTION 22.2

     Tenant's due and punctual performance of all of its obligations under this Lease throughout the Term is of importance to Landlord. Without limiting the provisions of Section 22.1, if Tenant shall default in the timely payment of any installment of Fixed Rent, and any such default shall continue or be repeated for two consecutive months or for a total of three months in any period of twelve months then, notwithstanding that such Defaults shall have each been cured within the applicable period, if any, as above provided, any further
                                                     --------
similar Default shall be deemed to be deliberate and Landlord thereafter may serve the said five (5) days' notice of termination upon Tenant without affording to Tenant an opportunity to cure such further Default.

SECTION 22.3

          (a) If a petition is filed by, or an order-for relief is entered against Tenant under Chapter 7 of the Bankruptcy Code and the trustee of Tenant elects to assume this Lease for the purpose of assigning it, such election or assignment, or both, may be made only if all of the terms and conditions of subparagraphs (b) and (d) below are satisfied. To be effective, an election to assume this Lease must be in writing and addressed to Landlord, and in Landlord's business judgment, all of the conditions hereinafter stated, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied. If the trustee fails so to elect to assume this Lease within sixty
(60) days after his appointment, this Lease will be deemed to have been rejected, and Landlord shall then immediately be entitled to possession of the Demised Premises without further obligation to Tenant or the trustee and this Lease shall be terminated. Landlord's right to be compensated for damages in the bankruptcy proceeding, however, shall survive such termination.

          (b) If Tenant files a petition for reorganization under Chapters 11 or 13 of the Bankruptcy Code, or if a proceeding fried by or against Tenant under any other chapter of the Bankruptcy Code is converted to a Chapter 11 or 13 proceeding and Tenant's trustee or Tenant as debtor-in-possession fails to assume this Lease within sixty (60) days from the date of the filing of such petition or conversion, then the trustee or the debtor-in-possession shall be deemed to have rejected this Lease. To be effective any election to assume this Lease must be in writing addressed to Landlord and, in Landlord's business judgment, all of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied:

              (i) The trustee or the debtor-in-possession has cured or has provided to Landlord adequate assurance, as defined in this subparagraph
     (b), that:

                  (A) The trustee will cure all monetary defaults under this
                      Lease within ten (10) days from the date of assumption

                  (B) The trustee will cure all nonmonetary defaults under this
                      Lease within thirty (30) days from the date of assumption.

                                      38.

               (i) The trustee or the debtor-in-possession has compensated Landlord, or has provided Landlord with adequate assurance, as hereinafter defined, that within ten (10) days from the date of assumption Landlord will be compensated for any pecuniary loss it has incurred arising from the default of Tenant, the trustee, or the debtor-in-possession, as recited in Landlord's written statement of pecuniary loss sent to the trustee or debtor-in-possession.

               (ii) The trustee or the debtor-in-possession has provided Landlord with adequate assurance of the future performance of each of Tenant's obligations under this Lease; provided, however, that:

                      (A) From and after the date of assumption of this Lease,
                          the trustee or the debtor-in-possession shall pay the Fixed Rent and Additional Rent payable under this Lease in advance in equal monthly installments on each date that such Rent are payable.

                      (B) The trustee or debtor-in-possession shall also deposit with Landlord, as security for the timely payment of any and all sums due under this Lease, an amount equal to three (3) months' Fixed Rent and other monetary charges accruing under this Lease;

                      (C) If not otherwise requested by the terms of this Lease, the trustee or the debtor-in-possession shall also pay in advance, on each day that any installment of Fixed Rent is payable, one-twelfth (1/12) of Tenant's annual Impositions, operating expenses, and other obligations under this Lease; and

                      (D) The obligations imposed upon the trustee or the
                          debtor-in-possession will continue for Tenant after the completion of bankruptcy proceedings.

               (iii) Landlord has determined that the assumption of this Lease will not:

                      (A) Breach any provision in any other lease, mortgage,
                          financing agreement, or other agreement by which Landlord is bound relating to the Demised Premises; or

                      (B) Disrupt, in Landlord's judgment, the occupant mix or
                          occupant consistency of the Demised Premises or any other attempt by Landlord to provide or exclude a specific variety of occupants in the Demised Premises which, in Landlord's judgment, would be most beneficial to all of the tenants thereof (including Landlord) and would enhance the security, image, reputation, and profitability thereof.

               (iv) For purposes of this subparagraph (b), "adequate assurance" means that:

                                      39.

                      (A) Landlord determines that the trustee or the debtor-in-
                          possession has, and will continue to have, sufficient unencumbered assets, after the payment of all secured obligations and administrative expenses, to assure Landlord that the trustee or the debtor-in-possession will have sufficient funds timely to fulfill Tenant's obligations under this Lease and to keep the Demised Premises properly staffed with sufficient employees to conduct a fully operational, actively promoted business in the Demised Premises; and

                      (B) An order shall have been entered segregating
                          sufficient cash payable to Landlord and/or a valid and perfected first lien and security interest shall have been granted in property of Tenant, trustee, or debtor-in-possession which is acceptable in value and kind to Landlord, to secure to Landlord the obligation of the trustee or debtor-in-possession to cure all monetary and nonmonetary defaults under this Lease within the time periods set forth above.

          (c) In the event this Lease is assumed by a trustee appointed for Tenant or by Tenant as debtor-in-possession under the provisions of subparagraph
(b) above and, thereafter, Tenant is either adjudicated bankrupt or files a subsequent petition for arrangement under Chapter 11 of the Bankruptcy Code, then Landlord may, at its option, terminate this Lease and all the Tenant's rights under it, by giving written notice of Landlord's election so to terminate.

          (d) If the trustee or the debtor-in-possession has assumed this Lease, pursuant to subparagraph (a) or (b) above, to assign or to elect to assign Tenant's interest under this Lease or the estate created by that interest to any other person, such interest or estate may be assigned only if the intended assignee has provided adequate assurance of future performance, as defined in this subparagraph (d), of all of the terms, covenants, and conditions of this Lease. For purposes of this subparagraph (d), "adequate assurance of future performance" means that Landlord has ascertained that each of the following conditions has been satisfied:

              (ii) The assignee has submitted a current financial statement, audited by a certified public accountant, which shows a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by the assignee of the tenant's obligations under this Lease;

              (iii) If requested by Landlord, the assignee will obtain guarantees, in form and substance satisfactory to Landlord (i.e. letter(s) of credit), from one or more persons who satisfy Landlord's standards of creditworthiness; and

              (iv) Landlord has obtained consents or waivers from any third parties which may be required under any lease, mortgage, financing arrangement, or other agreement by which Landlord is bound, to enable Landlord to permit such assignment.

                                      40.

          (e) When, pursuant to the Bankruptcy Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Demised Premises, it is agreed that such charges will not be less than the Fixed Rent as defined in this Lease, plus Additional rent and other monetary obligations of Tenant included herein.

          (f) Neither Tenant's interest in this Lease nor any estate of Tenant created in this Lease shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, nor otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant, unless Landlord consents in writing to such transfer. Landlord's acceptance of Fixed Rent, Additional Rent or any other payments from any trustee, receiver, assignee, person, or other entity will not be deemed to have waived, or waive, either the requirement of Landlord's consent or Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent.

SECTION 22.4

     If this Lease is terminated as provided in Section 22.1 or 22.2, or as permitted by law, Tenant shall peaceably quit and surrender possession of the Demised Premises to Landlord, and Landlord may, without further notice enter upon, re-enter, possess and repossess the same by summary proceedings, ejectment or other judicial proceeding, and again have, repossess and enjoy the same

SECTION 22.5

          (a) If Landlord re-enters and obtains possession of the Demised Premises, as provided in Section 22.4 of this Lease, Landlord shall have the right, without notice, to repair or alter the Demised Premises in such manner as Landlord may reasonably deem necessary or advisable so as to put the Demised Premises in good order, including restoration of the Demised Premises caused by any removal of machinery and equipment by Tenant, and shall have the right, at Landlord's option, to re-let the Demised Premises or a part thereof at such rentals and on such conditions, including concessions and free rent periods, as Landlord in good faith, in its reasonable discretion, may determine, and Tenant shall pay to Landlord on demand all reasonable expenses incurred by Landlord in obtaining possession, and in altering, repairing and putting the Demised Premises in good order and condition and in reletting the same, including fees and charges of attorneys, engineers and architects and brokers, and all other expenses or commissions.

          (b) Tenant shall pay to Landlord upon the Fixed Rent payment dates following the date of such re-entry to and including the date set forth in
ARTICLE 4 hereof for the expiration of the Term of this Lease, the sums of money which would have been payable by Tenant as Fixed Rent hereunder on such Fixed Rent payment dates as if Landlord had not re-entered and resumed possession of the Demised Premises, deducting only the net amount of rent, if any, which Landlord shall actually receive (after deducting therefrom the expenses, costs and payments of Landlord which, in accordance with the terms of this Lease would have been borne by Tenant) in the meantime from and by any reletting of the Demised Premises, and Tenant shall remain liable for all sums otherwise payable by Tenant under this Lease, including but not limited to

                                      41.

Additional Rent, such expenses of Landlord, as well as for any deficiency aforesaid, and Landlord shall have the right from time to time to begin and maintain successive actions or other legal proceedings against Tenant for the recovery of such deficiency, expenses or damages and for a sum equal to any installments of Fixed Rent and Additional Rent. As an alternative remedy, in the event of termination of this Lease, Landlord shall be entitled to damages against Tenant for breach of this Lease, at any time (whether or not Landlord shall have become entitled to or shall have received any damages as hereinabove provided) in an amount equal to the excess, if any, of (x) the Fixed Rent and Additional Rent which would be payable under this Lease for the period commencing on the date of the expiration of this Lease to the end of the term of this Lease had not so terminated, over (y) the fair rental value (including Additional Rent) of the Demised Premises for the same period, discounted to the date of payment at the rate of six percent (6%) per annum. The obligation and liability of Tenant to pay the Fixed Rent and Additional Rent shall survive the commencement, prosecution and termination of any action to secure possession of the Demised Premises. Nothing contained herein shall be deemed to require Landlord to wait to begin such action or other legal proceedings until the date when this Lease would have expired had there not been any Event of Default. Landlord shall use reasonable efforts to relet the Demised Premises, but shall not be liable for its reasonable failure to relet all or part of the Demised Premises and shall not, under any circumstances, have any liability for its reasonable failure to sublet a part of the Demised Premises, particularly when the possible letting of the whole of the Demised Premises will be adversely affected thereby.

          (c) Nothing herein contained shall limit or prejudice the right of Landlord, in any bankruptcy or reorganization or insolvency proceeding, to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any bankruptcy or reorganization or insolvency proceedings, or to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law whether such amount shall be greater or less than the damages provided hereinafter.

SECTION 22.6

     TENANT AND LANDLORD HEREBY WAIVE THE BENEFITS OF TRIAL BY JURY IN ANY ACTION OR PROCEEDING AGAINST THE OTHER. TENANT HEREBY EXPRESSLY WAIVES, SO FAR AS PERMITTED BY LAW, ANY AND ALL RIGHT OF REDEMPTION IN CASE TENANT SHALL BE DISPOSSESSED BY A JUDGMENT OR BY WARRANT OF ANY COURT OF COMPETENT JURISDICTION OR IN CASE OF LEGAL AND PROPER RE-ENTRY OR REPOSSESSION BY LANDLORD OR IN CASE OF ANY EXPIRATION OR TERMINATION OF THIS LEASE.

SECTION 22.7

     At any time after an Event of Default shall have occurred and while it is continuing, Landlord shall be entitled to enjoin any breach by Tenant of any of the covenants, agreements, terms or conditions contained in this Lease and Landlord shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Lease.

                                      42.

SECTION 22.8

     Interest at the Interest Rate shall accrue from the due date thereof upon any Fixed Rent or Additional Rent payable under this Lease to Landlord during any period the payment thereof by Tenant to Landlord may be overdue by more than five (5) days. In addition, Tenant's failure to pay any Fixed Rent or Additional Rent within five (5) days of the due date thereof shall result in the imposition of a service charge for such late payment in the amount of five percent (5%) of the amount due.

                                  ARTICLE 23

                                ATTORNEYS' FEES
                                ---------------

     In any action or proceeding (other than an arbitration proceeding under ARTICLE 10 or ARTICLE 11) which Landlord or Tenant may prosecute to enforce its rights hereunder, the non-prevailing party shall pay all reasonable costs incurred by the other party therein, including attorneys' fees and charges (including those on appeal) and such costs and attorneys' fees and charges shall be made a part of any judgment in such action. If Landlord shall, without fault on its part, be made a party to any litigation commenced against Tenant, and if Tenant shall not provide Landlord with counsel satisfactory to Landlord (of which fact Landlord shall promptly notify Tenant), Tenant shall pay all reasonable costs and attorneys' fees and charges (including those on appeal) reasonably incurred or paid by Landlord in connection with such litigation.

                                  ARTICLE 24

                            SUBORDINATION OF LEASE
                            ----------------------

SECTION 24.1

     The Lease shall be subject and subordinate at all times to any Underlying Mortgage and to any Underlying Lease, and to all renewals, modification, amendments, consolidations, replacements and extensions thereof, provided that Tenant receives from the holder of such Underlying Mortgage or Underlying Lease, an agreement that (a) the Tenant's possession, use and enjoyment of the Demised Premises under this Lease shall not be disturbed and (b) all of Tenant's rights and privileges under this Lease (including, but not limited to its Purchase Option rights) shall be upheld and honored so long as there is no Event of Default hereunder. The foregoing is self-operative and no further confirmation thereof is required. Until Tenant receives such an agreement, this Lease shall not be so subject and subordinate. If, by dispossess, foreclosure or otherwise, such Mortgagee or Superior Lessor, or any successor in interest, shall come into possession of the Demised Premises, or shall become the owner of the Demised Premises, or take over the rights of Landlord in the Demised Premises, it will not disturb the possession, use or enjoyment of the Demised Premises by Tenant, its successors or assigns, nor disaffirm this Lease or Tenant's rights or estate hereunder, so long as all of the obligations of Tenant are fully performed in accordance with the terms of this Lease. Tenant shall execute and deliver any instrument which may be required by Landlord or any Mortgagee or Superior Lessor in confirmation of such subordination promptly upon the request of Landlord, any Mortgagee or

                                      43.

any Superior Lessor. Such agreement shall contain such other provisions as the holder of any Underlying Mortgage may reasonably require, so long as such other provisions do not (i) modify this Lease or (ii) impose any additional costs, obligations or liabilities on Tenant except to a de minimis extent.

SECTION 24.2

     If any Mortgagee, Superior Lessor or any designee of any Mortgagee or any Superior Lessor ("Successor Landlord"), shall succeed to the rights of Landlord under this lease, whether through possession or foreclosure action or delivery of a new lease or deed, then at the request of such Successor Landlord and upon such Successor Landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such Successor Landlord as the landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment; provided that such instrument includes non-disturbance provisions reasonably satisfactory to Tenant. Such Successor Landlord shall not be (a) liable for any previous act or omission of Landlord; (b) subject to any credits, offsets, claims, counter-claims, demands or defenses which Tenant may have had against Landlord prior to Successor Landlord taking title or delivery of possession of the Demised Premises; or (c) bound by any payments of rent which Tenant might have made for more than one (1) month in advance to Landlord.

SECTION 24.3

     Tenant shall give notice to any Mortgagee or any Superior Lessor of any act or omission of Landlord which Tenant believes would give it the right to terminate this Lease or abate rent hereunder, if said Mortgagee or Superior Landlord has delivered a written request to Tenant to that effect, including said Mortgagee's or Superior Landlord's notice address.

                                  ARTICLE 25

                          SURRENDER AND HOLDING OVER
                          --------------------------

SECTION 25.1

     On the last day of the term hereof, or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the Demised Premises, Tenant shall surrender the Demised Premises unto the possession and use of Landlord without delay and in good order, condition and repair, reasonable wear and tear excepted, free and clear of all lettings and occupancies and free and clear of all liens and encumbrances other than those created or consented to by Landlord. Landlord hereby consents to (i) all liens and encumbrances of record affecting the Demised Premises as of the date of this Lease, and (ii) all matters disclosed by the survey of the Demised Premises dated 8/27/99 prepared by BRW. All machinery, equipment and fixed assets (except for Tenant's trade fixtures and business equipment) now or hereafter installed at the Demised Premises and used in the operations thereof shall be and remain part of the Demised Premises.

                                      44.

SECTION 25.2

     Tenant may remove Tenant's personal property from the Demised Premises during the term of this Lease and Tenant shall repair any damage to the Demised Premises caused by such removal. At Landlord's election, Tenant shall remove Tenant's personal property from the Demised Premises no later than the last day of the Term. Any personal property of Tenant which shall remain in the Improvements after the termination of this Lease may, at the option of Landlord, be deemed to have been abandoned by Tenant and either may be retained by Landlord as its property or be disposed of without accountability in such manner as Landlord may see fit or Landlord may require Tenant to remove the same at Tenant's expense.

SECTION 25.3

     Landlord shall not be responsible for any loss or damage occurring to any property owned by Tenant or any subtenant unless such loss or damage is caused by Landlord's, or its employee's, agent's or contractor's negligent act or omission or willful misconduct.

SECTION 25.4

     Any subrents shall be apportioned between Landlord and Tenant as of the last day of the term hereof or as of the effective date of any earlier termination of this Lease, provided that if Tenant shall then be in default in the performance of any Tenant's covenants, agreements and undertakings in this Lease, then to the extent of the amount of any such default, Tenant shall not be entitled to receive an apportionment.

SECTION 25.5

     In the event of a termination of this Lease in accordance with its terms and a holding over by Tenant thereafter, there shall be no renewal or extension of this Lease by operation of law, but Tenant shall continue to pay to Landlord for each month of use and occupancy a sum equal to two times the Fixed Rent installment then payable, and also pay all other amounts payable by Tenant to Landlord hereunder, the Fixed Rent to be calculated on a per diem basis for each day or fraction thereof that Tenant remains in occupancy of the Demised Premises after expiration of the term of this Lease.

SECTION 25.6

     The provisions of this ARTICLE 25 shall survive any termination of this Lease.

                                  ARTICLE 26

                   CERTAIN APPORTIONMENTS AND OTHER MATTERS
                   ----------------------------------------

SECTION 26.1

     Tenant and Landlord shall apportion between them Impositions, with Landlord being responsible for Impositions which relate to the period after the end of the term of this Lease and

                                      45.

Tenant being responsible for Impositions relating to periods after the Commencement Date and to the end of the term of this Lease.

     Tenant shall be responsible under ARTICLE 7 for all services and utilities for the Demised Premises during the term of this Lease (including, without limitation, those to be provided to the tenants under any subleases) from the Commencement Date.

                                  ARTICLE 27

                             ESTOPPEL CERTIFICATES
                             ---------------------

     Each of Tenant and Landlord shall, from time to time upon not less than ten
(10) business days' prior request by the other, execute, acknowledge and deliver to the requesting party a statement in writing in the form attached hereto as Exhibit D or such other form as is reasonably requested, executed by an
---------
authorized officer of Tenant or Landlord, as the case may be, certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and setting forth such modifications) and the dates to which the Fixed Rent and the other Additional Rent have been paid, and either stating that to the knowledge of Tenant or Landlord, as the case may be, no default exists in the performance of any covenant, agreement or condition contained in this Lease or specifying each default of which Tenant or Landlord, as the case may be, may have knowledge. Any such statement delivered pursuant to this ARTICLE 27 may be relied upon by any Mortgagee, by any prospective purchaser of the Demised Premises, any assignee of such Mortgagee, any subtenant of Tenant, purchaser of Tenant or purchaser/assignee of Tenant's interest in and under this Lease.

                                  ARTICLE 28

          ASSIGNMENT OF THE LANDLORD'S INTEREST; UNDERLYING MORTGAGE
          ----------------------------------------------------------

          Landlord may at any time and from time to time assign to any one Person (herein called the "Assignee"), by way of pledge or otherwise, any or all of the rights (in whole or in part) of Landlord under this Lease. The Assignee may enforce any and all of the terms of this Lease, to the extent so assigned, as though the Assignee had been a party hereto.

                                      46.

                                  ARTICLE 29

                    LIMITATION OF THE LANDLORD'S LIABILITY
                    --------------------------------------

SECTION 29.1

     Provided that Landlord complies with Section 29.1, Landlord shall have no personal liability hereunder and Tenant shall look solely to Landlord's estate and interest in the Demised Premises, the Security Deposit, and/or Landlord's operating account(s) in connection with the Demised Premises and/or this Lease for the satisfaction of any right or remedy of Tenant for the collection of a judgment (or other judicial process) requiring payment of money by Landlord, and no other property of Landlord or the partners or members thereof, if Landlord is not an individual or corporation, shall be subject to levy, attachment or other enforcement procedures for satisfaction of Tenant's remedies under this Lease. Landlord covenants that it shall at all times during the term of this Lease maintain at least $5,000,000.00 of equity in the Demised Premises, where "equity" means (i) the fair market value of the Demised Premises minus (ii) the total amount of all mortgages, liens and other monetary encumbrances, if any, against the Demised Premises. Tenant agrees that Landlord's failure to pay any judgment or award to Tenant shall not affect Tenant's obligations under this Lease.

     The term "Landlord" as used in this Lease, so far as covenants or agreements on the part of Landlord are concerned, shall be limited to the owner or owners of Landlord's interest in this Lease at the time in question, and in the event of any transfer or transfers of all of such interest, except a transfer by way of security, Landlord herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved from and after the date of such transfer of all liability as respects the performance of any covenants or agreements on the part of Landlord contained in this Lease thereafter to be performed but shall remain liable for such obligations accruing prior to such transfer; provided, however, that
                                             --------  -------

          (a) any funds in the hands of such Landlord or the then transferor at the time of such transfer, in which Tenant has an interest, shall be turned over to the transferee and any amount then due and payable to Tenant by Landlord or the then transferor under any provision of this Lease, shall be paid to Tenant simultaneous with such transfer; and

          (b) upon any such transfer, the transferee shall be deemed to have assumed, subject to the limitations of this ARTICLE 29, all of the covenants, agreements and conditions in this Lease to be performed on the part of Landlord, it being intended hereby that the covenants and agreements contained in this Lease on the part of Landlord shall, subject as aforesaid, be binding on Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership; however, no such transfer shall release any transferor from its obligations hereunder accruing during its respective period of ownership.

                                      47.

                                  ARTICLE 30

            SEPARATE COVENANTS; INVALIDITY OF PARTICULAR PROVISIONS
            -------------------------------------------------------

     Each covenant and agreement contained in this Lease shall be construed to be a separate and independent covenant and agreement, and the breach of any such covenant or agreement by Landlord shall not discharge or relieve Tenant from Tenant's obligation to perform each and every covenant and agreement of this Lease to be performed by Tenant. If any term or provision of this Lease or the application thereof to any Person or circumstance shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such term or provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected, and each term and provision of this Lease shall be valid and shall be enforced to the extent permitted by law.

                                  ARTICLE 31

                        CUMULATIVE REMEDIES; NO WAIVER
                        ------------------------------

     The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be lawfully entitled in case of any breach by Tenant of any provision of this Lease. The failure of Landlord to insist in any one or more cases upon the strict performance of any of the covenants of this Lease, or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of such covenants or option. A receipt by Landlord of Fixed Rent or Additional Rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach.

                                  ARTICLE 32

                                   RECORDING
                                   ---------
SECTION 32.1

     Tenant shall not record this Lease. Landlord and Tenant shall execute and deliver in recordable form a memorandum of lease for the purpose of recording and giving notice of this Lease. If this Lease terminates, Tenant shall, upon the request of Landlord, sign an agreement in recordable form reflecting termination of this Lease and if Tenant shall fail to do so within ten (10) business days of Landlord's request therefor, Tenant hereby appoints Landlord as Tenant's attorney in fact to sign such an agreement on behalf of Tenant.

SECTION 32.2

     The cost of recording or filing the memorandum of lease referred to in
Section 32.1 shall be paid by Tenant.

                                      48.

                                  ARTICLE 33

                                    BROKERS
                                    -------

     Tenant represents to Landlord that it has dealt with no real estate broker, sales person or agent other than Nelson, Tietz & Hoye ("Nelson"), Pearson Partners, Inc. ("Pearson") and Grubb & Ellis ( "G&E" and together with Nelson and Pearson, the "Broker") in connection with this Lease. Landlord represents to Tenant that it has dealt with no real estate broker, sales person or agent other than the Broker, in connection with this Lease. Tenant shall pay the commission due the Broker, in accordance with the terms of a separate agreement. Tenant shall indemnify and hold Landlord harmless from any loss, cost or expense including reasonable attorney fees and charges incurred as a result of a breach of Tenant's foregoing representation by Tenant. Landlord shall indemnify and hold Tenant harmless from any loss, cost or expense including reasonable attorneys fees and charges incurred as a result of a breach of Landlord's foregoing representation by Landlord.

                                  ARTICLE 34

                                 FORCE MAJEURE
                                 -------------

     In the event that Landlord or Tenant shall be delayed or prevented from performing any act (not including payment of money for Fixed Rent or Additional
Rent) required hereunder by reason of strikes or lock-outs, inability to procure materials, failure of power, laws or regulations of Governmental Authorities, riots, insurrection or war or acts of God, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

                                  ARTICLE 35

                       LAWS APPLICABLE AND CONSTRUCTION
                       --------------------------------

     This Lease shall be construed and enforced in accordance with the laws of the State of Minnesota applicable to leases made and to be performed in Minnesota, without regard to choice of laws provisions of the State of Minnesota.

                                  ARTICLE 36

                                 COUNTERPARTS
                                 ------------

     If this Lease has been executed and delivered, for the convenience of Landlord and Tenant, in several counterparts, it is intended that all counterparts shall constitute only one Lease.

                                      49.

                                  ARTICLE 37

            AMENDMENT; NO ORAL MODIFICATION; SUCCESSORS AND ASSIGNS
            -------------------------------------------------------

     This Lease may not be changed, modified or discharged except by a writing signed by Landlord and Tenant. All covenants, conditions and obligations contained in this Lease shall be binding upon and inure to the benefit of the respective successors and assigns of Landlord and Tenant to the same extent as if each such successor and assign were named as a party to this Lease. For so long as Mortgagee is Deutsche Banc Mortgage Capital, LLC, its successors or assigns, this Lease shall not be amended, modified or terminated without the consent of Mortgagee, if and to the extent is required under the Underlying Mortgage. Notwithstanding the foregoing, no consent of the Mortgagee shall be required to terminate this Lease pursuant to Section 10.2 hereof, or pursuant to closing the Purchase Option or Put Option transactions.

                                  ARTICLE 38

                                    NOTICES
                                    -------

     All notices, demands, consents, approvals, requests and other instruments herein required or permitted to be given to, or served upon, either party shall be in writing. Any such notice, demand, consent or request shall be sufficiently given or delivered if delivered personally, by recognized courier service or telecopier with receipt acknowledged or by registered or certified mail, postage prepaid return receipt requested, addressed to such party at its address set forth below, or at such other address or to such other parties as it shall designate by notice to the other party, as follows:

               To Landlord:

                    CCPRE-EAGAN, LLC
                    c/o Chase Capital Partners
                    380 Madison Avenue
                    New York, New York 10017
                    Attn:  David J. Gilbert
                           Dwight I. Arneson

               with a copy to:

                    O'Sullivan Graev & Karabell, LLP
                    30 Rockefeller Plaza
                    New York, New York 10112
                    Attn:  Steven C. Koppel, Esq.

                                      50.

               To Tenant:

                    WAM!NET Inc.
                    655 Lone Oak Drive
                    Eagan, Minnesota  55121
                    Attn:  President

               with a copy to:

                    Larkin, Hoffman, Daly & Lindgren, Ltd.
                    1500 Norwest Financial Center
                    7900 Xerxes Avenue South
                    Minneapolis, Minnesota  55431
                    Attn:  Gary A. Renneke, Esq.

     Landlord may, by notice to Tenant, require that Tenant pay rent to Landlord at an address different from the address for notices provided for herein.

     Any notice so delivered by mail shall be deemed given or served on the third business day following the date mailed as aforesaid and any notification by Landlord as a notice of termination under ARTICLE 22 so delivered by mail shall be deemed given or served on the day of actual receipt thereof or refusal of delivery.

                                  ARTICLE 39

                                 SEVERABILITY
                                 ------------

     Intentionally left blank.

                                  ARTICLE 40

                                NO PARTNERSHIP
                                --------------

     Landlord shall not, by virtue of the execution of this Lease or the leasing of the Premises to Tenant, become or be deemed a partner of Tenant in the conduct of Tenant's business on the Demised Premises or otherwise.

                                  ARTICLE 41

                             EXECUTION BY LANDLORD
                             ---------------------

     Submission of this instrument to Tenant, or Tenant's agents or attorneys, for examination or signature does not constitute or imply an offer to lease, reservation of space, or option to lease, and this Lease shall have no binding legal effect until execution hereof by both Landlord and Tenant.

                                      51.

                                  ARTICLE 42

                                TIME OF ESSENCE
                                ---------------

     Time is of the essence of this Lease and each of its provisions.

                                   ARTICLE 43

                             YEAR 2000 DISCLAIMER
                             --------------------

     Landlord and Tenant each hereby disclaims any liability for any and all damages, injuries or other losses, whether ordinary, special consequential, punitive or otherwise arising out of, relating to or in connection with (a) the failure of any automated, computerized and/or software system or other technology used in, on or about the Demised Premises or relating to the management or operation of the Demised Premises to accurately receive, provide or process date/time (including, but not limited to, calculating, comparing and sequencing) before, after, during and between the years 1999 A.D. and 2000 A.D., and leap year calculations and/or (b) the malfunction, ceasing to function or providing of invalid or incorrect results by any such technology as a result of date/time data. The foregoing disclaimer shall apply to any such technology used in, on or about the Demised Premises or that affect the Demised Premises, whether or not such technology is within the control of Landlord or Tenant or their respective agents or representatives. THE FOREGOING DISCLAIMER INCLUDES A DISCLAIMER BY LANDLORD OF ALL WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, WITH RESPECT TO THE MATTERS DESCRIBED HEREIN, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                  ARTICLE 44

                                DRAFTING PARTY
                                --------------

                           INTENTIONALLY LEFT BLANK.

                                  ARTICLE 45

                        HEADINGS AND TABLE OF CONTENTS
                        ------------------------------

     The headings of the ARTICLES of this Lease and the table of contents preceding this Lease are for convenience of reference only and in no way define, limit or describe the scope or intent of this Lease or in any way modify, amend or change the express terms and provisions of this Lease.

                                      52.

                                  ARTICLE 46

                                RENEWAL OPTION
                                --------------

SECTION 46.1

          (a) Provided this Lease is in full force and effect and no Event of Default exists immediately prior to (i) the date Tenant delivers to Landlord the First Election Notice (as hereinafter defined) and (ii) the expiration of the initial term of this Lease, Tenant shall have the option (the "First Renewal Option") to renew the term of this Lease (the "First Renewal Option") for all of the Demised Premises for an additional five (5) year term (the "First Renewal Term") commencing on the date (the "First Renewal Term Commencement Date") following the Expiration Date of the initial term of this Lease and ending on the date immediately prior to the fifth (5th) anniversary of the First Renewal Term Commencement Date (which date shall hereupon be and become the Expiration Date of this Lease). The First Renewal Option shall be exercised by written notice (the "First Election Notice") to Landlord delivered no later than six (6) months prior to the Expiration Date of the initial term of this Lease. The annual Fixed Rent for the First Renewal Term shall be equal to the fair market rental value of the Demised Premises as determined pursuant to the provisions of
Section 46.3(b) hereof.

          (b) Provided that Tenant has exercised the First Renewal Option and provided further that this Lease is in full force and effect and no Event of Default exists immediately prior to (i) the date Tenant delivers to Landlord the Second Election Notice (as hereinafter defined) and (ii) the expiration of the First Renewal Term, Tenant shall have the option to renew the term of this Lease (the "Second Renewal Option") for all of the Demised Premises for an additional five (5) year term (the "Second Renewal Term") commencing on the date (the "Second Renewal Term Commencement Date") immediately following the Expiration Date of the First Renewal Term and ending on the date immediately preceding the fifth (5th) anniversary of the Second Renewal Term Commencement Date (which date shall thereupon be and become the Expiration Date of this Lease). The Second Renewal Option shall be exercised by written notice (the "Second Election Notice") to Landlord delivered no later than six (6) months prior to the expiration of the First Renewal Term. The annual Fixed Rent for the Second Renewal Term shall be determined pursuant to the provisions of Section 46.3(c) hereof.

          (c) Provided that Tenant has exercised the First and Second Renewal Options and provided further that this Lease is in full force and effect and no Event of Default exists immediately prior to (i) the date Tenant delivers to Landlord the Third Election Notice (as hereinafter defined) and (ii) the expiration of the Second Renewal Term, Tenant shall have the option to renew the term of this Lease (the "Third Renewal Option") for all of the Demised Premises for an additional five (5) year term (the "Third Renewal Term") commencing on the date (the "Third Renewal Term Commencement Date") immediately following the Expiration Date of the Second Renewal Term and ending on the date immediately preceding the fifth (5th) anniversary of the Third Renewal Term Commencement Date (which date shall thereupon be and become the Expiration Date of this Lease). The Third Renewal Option shall be exercised by written notice (the "Third Election Notice") to Landlord delivered no later than six (6) months prior to the expiration of the Second Renewal Term. The annual Fixed Rent for the Third

                                      53.

Renewal Term shall be equal the fair market rental value of the Demised Premises as determined pursuant to the provisions of Section 46.3 (b) hereof.

SECTION 46.2

     This Lease, as so extended during the applicable Renewal Term, shall be upon the same terms and conditions as contained in this Lease except that the annual Fixed Rent for the First and Third Renewal Terms shall be a sum equal to the then fair market rental value of the Demised Premises, determined as of the commencement date of the respective Renewal Term assuming all of the terms set forth herein and the annual Fixed Rent for the Second Renewal Term shall be as determined pursuant to Section 46.3(c).

SECTION 46.3

     The exercise of any of the Renewal Options shall only be effective upon, and in strict compliance with, the following terms and conditions:

          (a) Each Renewal Option must be exercised in the manner specifically set forth for such Option in Section 46.1 hereof or such option shall be deemed waived and all of Tenant's rights with respect thereto shall wholly cease, terminate and expire. Time shall be of the essence in connection with the exercise of any Renewal Option and the delivery of any Election Notice by Tenant hereunder. Any such Election Notice shall be irrevocable by Tenant upon delivery. If Tenant shall fail to duly exercise any Renewal Option, Tenant agrees upon request of Landlord to confirm such non-exercise in writing, but failure to do so by Tenant shall not operate to revive any rights of Tenant under this Article.

          (b) Landlord and Tenant shall seek to agree as to the amount of such fair market rental value for the Demised Premises, taking into consideration the fair market rental value of comparable properties in the Minneapolis-St. Paul in comparable condition available for a comparable term and any commissions payable by Landlord to the Broker. The determination of fair market rental value shall exclude any increase in value as a result of improvements made after the Commencement Date if such improvements were not made at Landlord's expense. If Landlord and Tenant shall not agree as to such fair market rental value by the date which is two (2) months after the Election Notice is given, then each of Landlord and Tenant, by no later than three (3) months after the Election Notice is given, shall simultaneously meet and exchange notices setting forth in such notices the annual fair market rental value that such party believes is the basis for the Fixed Rent which should be paid by Tenant hereunder and in such event said annual fair market rental value shall be determined by arbitration as hereinafter in this Article provided. In no event shall the annual Fixed Rent for the First and Third Renewal Terms be less than the annual Fixed Rent for the last Lease Year of the immediately preceding term.

          (c) The annual Fixed Rent commencing on the first day of the Second Renewal Term and ending on the last day of the Second Renewal Term shall be an amount equal to (i) the annual Fixed Rent for the First Renewal Term, plus (ii) an amount equal to the greater of (A) five percent (5%) of the annual Fixed Rent for the First Renewal Term or (B) the annual Fixed Rent for the First Renewal Term multiplied by the percentage by which the CPI (as hereinafter

                                      54.

defined) in June 2024 exceeds the CPI in June 2019. As used in this Lease, the term "CPI" means the Consumer Price Index for All Items For All Urban Consumers for Minneapolis, Minnesota published by the Bureau of Labor Statistics of the U.S. Department of Labor with a 1993-95 = 100 base; provided, however, that (i)
                                                    --------  -------
if such index (or any index substituted therefor as hereinafter provided) shall cease to be published, then for the purposes of this Lease there shall be substituted for such index another index of a similar kind published by a governmental or other nonpartisan organization as may be reasonably selected by Landlord, and (ii) if there is any change in the manner of computation of any such index, then for the purposes of this Lease such index as so changed shall be substituted for the index in effect prior thereto and appropriate adjustments shall be made to make the changed index comparable to the previous index.

SECTION 46.4

     If Landlord and Tenant shall be unable to agree as to the annual fair market rental value as set forth in Section 46.3(b), then and in such event said annual fair market rental value for the Demised Premises shall be determined by arbitration with three (3) arbitrators selected in accordance with the provisions of Section 10.5 except that the arbitrators so specified in such notices shall be licensed appraisers doing business in the City of Minneapolis, State of Minnesota, and having not less than ten (10) years' active experience as appraisers of said City and State. In making their determinations, the arbitrators shall consider the criteria set forth in Section 46.3(b) and follow the directions set forth in this Article. Each arbitrator shall independently determine the fair market rental value within thirty (30) days after being selected and each shall simultaneously deliver its report of the fair market value to Landlord and Tenant. The two (2) closest determinations of fair market value shall be averaged, and said average shall be deemed the fair market rental value for purposes of this Lease. The third determination of fair market rental value shall be ignored.

SECTION 46.5

          (a) If on the commencement date of the First or Third Renewal Terms, the amount of the Fixed Rent payable during such Renewal Term in accordance with the foregoing paragraphs of this Article shall not have been determined, then, pending such determination, Tenant shall pay Fixed Rent at the rate which is the average of the rates proposed by Landlord and Tenant for that Renewal Term (the "Temporary Rate"). After the determination by arbitration of the annual fair market rental value of the Demised Premises, if such rental value is greater or less than the "Temporary Rate," Landlord shall promptly pay to Tenant the excess of the Temporary Rate over (or Tenant shall promptly pay to Landlord the shortfall of the Temporary Rate below) the rental value determined by the arbitration, together with interest at the Prime Rate on the amount so paid; and the Fixed Rent so determined by the arbitration shall be payable during that Renewal Term.

          (b) Upon determination of the Fixed Rent for each Renewal Term, Landlord and Tenant shall execute, acknowledge and deliver to each other an agreement specifying the amount of the Fixed Rent for such Renewal Term (but any failure to execute such an agreement shall not affect Tenant's obligation to pay and Landlord's right to receive such Fixed Rent).

                                      55.

                                  ARTICLE 47

                                PURCHASE OPTION
                                ---------------

          (a) Provided this Lease is in full force and effect and no Event of Default exists hereunder and subject to the other terms and conditions of this
Article 47, Tenant shall have an option (the "Purchase Option") to purchase from Landlord either on the twenty-fourth (24th) or thirty-sixth (36th) month anniversary of the Commencement Date (either date being referred to herein as the "Purchase Date") the Demised Premises and all other assets acquired by Landlord from Tenant pursuant to the purchase agreement (the "Original Purchase Agreement") dated as of September __, 1999, between Landlord, as purchaser, and Tenant, as seller (the Demised Premises and such other assets being referred to herein as the "Assets"). The Purchase Option shall be exercised by written notice (the "Purchase Option Notice") delivered to Landlord no later than the date which is six (6) months prior to the Purchase Date. Time shall be of the essence in connection with the exercise of the Purchase Option and the delivery of notice to exercise the Purchase Option shall be irrevocable upon delivery.

          (b) The purchase price for the purchase by Tenant of the Assets pursuant to the terms of this Article 47 shall be $45,600,000.00 (the "Purchase Option Price") less any amounts applied thereto pursuant to terms of this Lease which amount shall be paid to Landlord by wire transfer in immediately available
New York funds on the Purchase Option Closing Date (as defined herein).   Tenant
shall execute and deliver to Landlord within ten (10) days after the Purchase Date a purchase agreement (the "Purchase Option Purchase Agreement") containing representations and warranties substantially the same form as in the Original Purchase Agreement, except to the extent necessary to make the representations and warranties contained in the Original Purchase Agreement true, complete and correct in all material respects. The Purchase Option Purchase Agreement shall otherwise be in form and content reasonably acceptable to Landlord and Tenant and shall be consistent with typical commercial real estate purchase agreements by and between institutional commercial real estate buyers and sellers desiring, but under no compulsion, to buy and sell. If Landlord and Tenant cannot agree as to the terms and conditions of such agreement, the parties shall submit such disagreements to arbitration as contemplated in Section 10.5 above. In no event, however, shall Landlord have any termination rights under the Purchase Option Purchase Agreement except in the event of Tenant's default and failure to cure under the terms and conditions of the Purchase Option Purchase Agreement.

          (c) The closing (the "Purchase Option Closing") of the sale under the Purchase Option Purchase Agreement shall occur on or before the date (the "Purchase Option Closing Date") which is the later of ten (10) days after mutual execution and delivery of the Purchase Option Purchase Agreement or thirty (30) days after the Purchase Date. The conveyance documents delivered pursuant to the Purchase Option Purchase Agreement shall be in substantially the same form as the conveyance documents delivered pursuant to the Original Purchase Agreement. If the Purchase Option Closing shall not occur on or before the Purchase Option Closing Date for any reason except by reason of force majeure or Landlord's default under the Purchase Option Purchase Agreement, the Purchase Option, at Landlord's option, shall be void and of no further effect. If Landlord elects to void the Purchase Option Purchase

                                      56.

Agreement pursuant to the foregoing sentence, the term of this Lease shall continue, unaffected by such election, pursuant to the terms and conditions of this Lease. Notwithstanding anything to the contrary contained in the Purchase Option Purchase Agreement, Landlord and Tenant shall have the right to specifically enforce the terms of the Purchase Option Purchase Agreement.

          (d) Tenant and Landlord shall each be responsible for all costs and expenses incurred by such party in connection with the consummation of the transactions contemplated under the Purchase Option Purchase Agreement, including without limitation, title and survey costs, engineering and environmental inspections and any and all transfer taxes due in connection therewith, unless otherwise set forth in the Purchase Option Purchase Agreement.

          (e) The provisions of this Article 47 shall inure to the benefit of Tenant and its successors and assigns as Tenant hereunder and no other Person shall have the right to exercise the Purchase Option.

                                  ARTICLE 48


                                  PUT OPTION
                                  ----------

          (a) Landlord shall have an option (the "Put Option") to require Tenant to purchase the Assets from Landlord at any time after the thirty-sixth (36th) month anniversary of the Commencement Date. The Put Option shall be exercised by written notice (the "Put Option Notice") delivered to Tenant.

          (b) The purchase price for the purchase by Tenant of the Assets pursuant to the terms of this Article 48.1 shall be $41,800,000.00 (the "Put Option Purchase Price") less any amounts applied thereto pursuant to terms of this Lease which amount shall be paid to Tenant by wire transfer on the Purchase Option Closing Date. Landlord shall execute and deliver to Tenant within ten
(10) days after the Purchase Date a purchase agreement (the "Put Option Purchase Agreement") containing representations and warranties substantially the same form as in the Original Purchase Agreement, except to the extent necessary to make the representations and warranties contained in the Original Purchase Agreement true, complete and correct in all material respects. The Put Option Purchase Agreement shall otherwise be in form and content reasonably acceptable to Landlord and Tenant and shall be consistent with commercial real estate purchase agreements by and between institutional commercial real estate buyers and sellers desiring, but under no compulsion, to buy and sell. If Landlord and Tenant cannot agree as to the terms and conditions of such agreement, the parties shall submit such disagreements to arbitration as contemplated in
Section 10.5 above. In no event, however, shall Landlord have any termination rights under the Put Option Purchase Agreement except in the event of Tenant's default and failure to cure under the terms and conditions of the Put Option Purchase Agreement.

          (c) The closing (the "Put Option Closing") of the sale under the Put Option Purchase Agreement shall occur on a date (the "Put Option Closing Date") which is no earlier than one hundred eighty (180) days and no later than two hundred seventy (270) days after Tenant's receipt of the Put Option Notice, as determined in a notice to be delivered by Tenant to Landlord within sixty (60) days after Tenant's receipt of the Put Option Notice. The conveyance

                                      57.

documents delivered pursuant to the Put Option Purchase Agreement shall be in substantially the same form as the conveyance documents delivered pursuant to the Original Purchase Agreement.

          (d) Tenant and Landlord shall each be responsible for all costs and expenses incurred by or on behalf of such party in connection with the consummation of the transactions contemplated under the Put Option Purchase Agreement, including without limitation, title and survey costs, engineering and environmental inspections and any and all transfer taxes due in connection therewith, unless otherwise set forth in the Put Option Purchase Agreement.

          (e) The provisions of this Article 48 shall inure to the benefit of Landlord and its successors and assigns as Landlord hereunder.

          IN WITNESS WHEREOF, Landlord and Tenant respectively have caused this Lease to be executed as of the day and year first above written.

                              CCPRE-EAGAN, LLC


                              By:____________________________________
                                  Name:   David Gilbert
                                  Title: President

                              WAM!NET INC.

                              By:____________________________________
                                  Name:
                                  Title:

                                      58.

                                                                       EXHIBIT A
                                                                       ---------

                   Legal Description of the Demised Premises
                   -----------------------------------------

         Lots 1 and 2, Block 1, Cray Second Addition, according to the recorded plat thereof, Dakota County, Minnesota.

                                                                       EXHIBIT B
                                                                       ---------

                           Form of Letter of Credit
                           ------------------------

                                                                       EXHIBIT C
                                                                       ---------

          SGI Subordination, Nondisturbance and Attornment Agreement
          ----------------------------------------------------------

                                                                       EXHIBIT D
                                                                       ---------

                         Form of Estoppel Certificate
                         ----------------------------

                                                                   SCHEDULE 11.5
                                                                   -------------

                             Maintenance Schedule
                             --------------------

See pages 11.5-1, 11.5-2 and 11.5-3, attached. The items listed in the column labeled "Immediate" shall be completed within ninety (90) days from the date hereof. The items listed in the column labeled "Short Term" shall be completed within one (1) year from the date hereof. The items listed in the column labeled "Long Term/Recomm." shall be completed within five (5) years from the date hereof.

                               TABLE OF CONTENTS
                               -----------------

ARTICLE 1  DEMISE OF PREMISES                                               1
           ------------------

ARTICLE 2  CERTAIN DEFINITIONS AND INTERPRETIVE PROVISIONS                  2
           -----------------------------------------------

ARTICLE 3  USE OF DEMISED PREMISES                                          4
           -----------------------

ARTICLE 4  TERM OF LEASE                                                    5
           -------------

ARTICLE 5  FIXED RENT AND ADDITIONAL RENT                                   5
           ------------------------------

ARTICLE 6  PAYMENT OF IMPOSITIONS                                           9
           ----------------------

ARTICLE 7  SERVICES AND UTILITIES                                          12
           ----------------------

ARTICLE 8  INSURANCE                                                       12
           ---------

ARTICLE 9  DAMAGE OR DESTRUCTION                                           16
           ---------------------

ARTICLE 10 CONDEMNATION                                                    18
           -----------

ARTICLE 11 MAINTENANCE AND REPAIRS                                         22
           -----------------------

ARTICLE 12 ALTERATIONS                                                     24
           -----------

ARTICLE 13 COMPLIANCE WITH LAW; HAZARDOUS MATERIAL                         27
           ---------------------------------------

ARTICLE 14 DISCHARGE OF LIENS                                              28
           ------------------

ARTICLE 15 RIGHT OF LANDLORD TO PERFORM TENANT'S COVENANTS                 29
           -----------------------------------------------

ARTICLE 16 ENTRY ON PREMISES BY THE LANDLORD                               30
           ---------------------------------

ARTICLE 17 ASSIGNMENT, MORTGAGES AND OTHER TRANSFERS OF TENANT'S
           -----------------------------------------------------
           INTEREST; SUBLETTING                                            31
           --------------------

ARTICLE 18 ADDITIONAL UNDERTAKING OF THE TENANT                            33
           ------------------------------------

ARTICLE 19 CONDITION OF AND TITLE TO DEMISEDPREMISES; QUIET ENJOYMENT      34
           ----------------------------------------------------------

ARTICLE 20 INDEMNIFICATION OF THE LANDLORD, TENANT AND MORTGAGEES          34
           ------------------------------------------------------

ARTICLE 21 EXCAVATIONS ON ADJOINING PROPERTY                               36
           ---------------------------------

ARTICLE 22 DEFAULT                                                         36
           -------

                                      (i)

ARTICLE 23 ATTORNEYS' FEES                                                 43
           ---------------

ARTICLE 24 SUBORDINATION OF LEASE                                          43
           ----------------------

ARTICLE 25 SURRENDER AND HOLDING OVER                                      44
           --------------------------

ARTICLE 26 CERTAIN APPORTIONMENTS AND OTHER MATTERS                        45
           ----------------------------------------

ARTICLE 27 ESTOPPEL CERTIFICATES                                           46
           ---------------------

ARTICLE 28 ASSIGNMENT OF THE LANDLORD'S INTEREST; UNDERLYING MORTGAGE      46
           ----------------------------------------------------------

ARTICLE 29 LIMITATION OF THE LANDLORD'S LIABILITY                          47
           --------------------------------------

ARTICLE 30 SEPARATE COVENANTS; INVALIDITY OF PARTICULAR PROVISIONS         48
           -------------------------------------------------------

ARTICLE 31 CUMULATIVE REMEDIES; NO WAIVER                                  48
           ------------------------------

ARTICLE 32 RECORDING                                                       48
           ---------

ARTICLE 33 BROKERS                                                         49
           -------

ARTICLE 34 FORCE MAJEURE                                                   49
           -------------

ARTICLE 35 LAWS APPLICABLE AND CONSTRUCTION                                49
           --------------------------------

ARTICLE 36 COUNTERPARTS                                                    49
           ------------

ARTICLE 37 NO ORAL MODIFICATION; SUCCESSORS AND ASSIGNS                    50
           --------------------------------------------

ARTICLE 38 NOTICES                                                         50
           -------

ARTICLE 39 SEVERABILITY                                                    51
           ------------

ARTICLE 40 NO PARTNERSHIP                                                  51
           --------------

ARTICLE 41 EXECUTION BY LANDLORD                                           51
           ---------------------

ARTICLE 42 TIME OF ESSENCE                                                 52
           ---------------

ARTICLE 43 YEAR 2000 DISCLAIMER                                            52
           --------------------

ARTICLE 44 DRAFTING PARTY                                                  52
           --------------

ARTICLE 45 HEADINGS AND TABLE OF CONTENTS                                  52
           ------------------------------

ARTICLE 46 RENEWAL OPTION                                                  53
           --------------

                                     (ii)

ARTICLE 47 PURCHASE OPTION                                                 56
           ---------------

ARTICLE 48 PUT OPTION                                                      57
           ----------

                                     (iii)

                             Index of Definitions
                             --------------------

Term                                                                                                       Location
----                                                                                                       --------
AAA...................................................................................................         10.5
Additional Rent.......................................................................................          5.3
Alterations/Alteration................................................................................         12.1
Assignee..............................................................................................           28
Commencement Date.....................................................................................            4
Default...............................................................................................     2(a)(iv)
Demised Premises......................................................................................      2(a)(v)
Event of Default......................................................................................         22.1
Fixed Rent............................................................................................          5.1
Full Replacement Cost.................................................................................          8.1
GAAP..................................................................................................      11.1(b)
Governmental Authorities..............................................................................   2(a)(viii)
Hazardous Material....................................................................................     2(a)(ix)
Imposition or Impositions.............................................................................          6.1
Improvements..........................................................................................     2(a)(xi)
Insurance Threshold Amount............................................................................          8.4
Interest Rate.........................................................................................   2(a)(xiii)
Landlord..............................................................................................      Heading
Law...................................................................................................            3
Letter of Credit......................................................................................       5.6(e)
Mortgagee.............................................................................................    2(a)(xvi)
Occurrence Basis, Occurrence..........................................................................       8.2(a)
Persons...............................................................................................          6.6
Proceeding............................................................................................  2(a)(xviii)
Qualified Arbitrator..................................................................................         10.5
Repairs...............................................................................................      11.1(a)
Replacement Letter....................................................................................      5.6 (e)
Re-enter, Entry or Re-entry...........................................................................         22.5
Restoration...........................................................................................          9.2
Security Deposit......................................................................................       5.6(a)
Security Deposit Amount...............................................................................       5.6(a)
Successor Landlord....................................................................................         24.2
Tenant................................................................................................      Heading
Underlying Mortgage...................................................................................  2(a)(xxiii)

Exhibits
--------

Exhibit A          -   Description of Demised Premises
Exhibit B          -   Form of Letter of Credit
Exhibit C          -   SGI Subordination Nondisturbance and Attornment Agreement

                                   EXHIBIT D

                          TENANT ESTOPPEL CERTIFICATE

          THIS TENANT ESTOPPEL CERTIFICATE (this "Certificate") is made by WAM!NET INC., a Minnesota corporation, on behalf of itself and its successors and assigns ("Tenant"), for the benefit of CCPRE-EAGAN, LLC, a Delaware limited liability company ("Landlord") and to ____________________________ [specific
                                                                    --------
lender or investor supplying financing to Landlord] ("Lender"), with the
---------------------------------------------------
understanding that Purchaser and Lender and their respective counsel will rely on this Certificate in connection with the acquisition and financing of the premises located at 655 Lone Oak Drive, Eagan, Minnesota (the "Property"). Tenant hereby certifies as follows:

          1.  Lease.  The undersigned is the tenant under that certain lease
              -----
(the "Lease") dated as of September __, 1999, a true, complete and correct copy of which is attached hereto as Exhibit A. Capitalized terms used herein but not
                               ---------
defined herein shall have the meaning given to such terms in the Lease. The Lease is the entire agreement between Landlord (or any affiliated party) and Tenant (or any affiliated party) pertaining to the leasing or occupancy of the Premises (as defined herein). There are no modifications, amendments, supplements, renewals or assignments of the Lease except as may be otherwise set forth on Exhibit B. The Lease is in full force and effect in accordance with
         ---------
its terms. There are no other oral or written side agreements, representations or warranties by Landlord which entitle Tenant to payments or credits from Landlord or which entitle Tenant to expand or contract the Premises or to extend or contract the term of the Lease. The Lease has been duly executed and delivered by, and is a binding obligation of, Tenant.

          2.  Leased Premises.  The premises covered by the Lease (the
              ---------------
"Premises") consist of all of the property known as 655 Lone Oak Drive, Eagan, Minnesota, as described more particularly on Exhibit C.
                                             ---------

          3.  Term of Lease.  The Lease commenced on September __, 1999 and,
              -------------
unless otherwise terminated in accordance with the terms of the Lease will expire on September __, 2019, subject to three (3) five (5) year renewal terms.

          4.  Rents.  (a) The present amount of monthly Fixed Rent payable under
              -----
the Lease is $____________ and has been paid in full through _______________ __, _____. (b) In addition to Fixed Rent, Tenant is currently paying $__________ per month as additional rent to cover operating expenses. Attached hereto as Exhibit D as is a true, complete and correct copy of the most recent written
---------
estimate of the operating expenses for the _____ calendar year (the "_____ Operating Expense Statement"). To Tenant's knowledge, no conditions exist and no events have occurred which would have a material impact on the amount of the operating expenses. For purposes of this Certificate, "material impact" means an increase of five percent (5%) or more in the operating expenses as set forth on the _____ Operating Expense Statement.

          5.  Security Deposit.  Landlord is not holding any security deposit
              ----------------
under the Lease.  [Or, specify security deposit, if there is one.]

          6.  Renewal and Extension Options.  Tenant does not have any right or
              -----------------------------
option to renew or extend the term of the Lease or to expand into any additional space or to terminate the Lease in whole or in part prior to the expiration of the term except as expressly set forth in the Lease.

          7.  Acceptance of Premises.  Tenant has unconditionally accepted the
              ----------------------
Premises. Tenant has taken possession and is in occupancy of the Premises. Landlord has satisfied all commitments made to induce Tenant to enter into the Lease; there are no offsets or credits against rentals payable under the Lease; no free periods of rent, tenant improvements, contributions or other concessions have been granted to Tenant; Landlord is not reimbursing Tenant or paying Tenant's rent obligations under any other lease; and Tenant has not advanced any funds for or on behalf of Landlord for which Tenant has a right of deduction from, or set off against, future rent payments.

          8.  No Landlord Defaults.  To the best of Tenant's knowledge, all
              --------------------
obligations of Landlord under the Lease have been performed through the date hereof, and no event has occurred and no condition exists that, with the giving of notice or lapse of time or both, would constitute a default by Landlord under the Lease. To the best of Tenant's knowledge, there are no offsets or defenses that Tenant has against the full enforcement of the Lease by Landlord.

          9.  No Tenant Defaults.  To the best of Tenant's knowledge, Tenant is
              ------------------
not in any respect in default under the Lease and, except as set forth on Exhibit E, Tenant has not assigned, transferred or hypothecated the Lease or any
---------
interest therein or subleased all or any portion of the Premises. Tenant is not insolvent and is able to pay its debts as they mature. Tenant has not declared bankruptcy or filed a petition seeking to take advantage of any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, Tenant has no present intentions of doing so, and no such proceeding has been commenced against Tenant seeking such relief, and Tenant has no knowledge that any such proceeding is threatened.

          10. Purchase Options.  Tenant does not have any right or option to
              ----------------
purchase all or any part of the Property except as expressly set forth in the Lease.

          11. No Further Amendment.  Tenant agrees that no future modifications
              --------------------
or amendments of the Lease will be enforceable unless the modification or amendment has been consented to in writing by the Landlord.

          12. Payment of Rent.  Tenant represents that it has not and Tenant
              ---------------
further agrees that, from and after the date hereof, the Tenant shall not pay any rent under the Lease more than thirty (30) days in advance of its due date.

          13. Successors and Assigns.  This Certificate is made for the benefit
              ----------------------
of, and may be relied upon by, the Landlord and the Lender and their respective successors and assigns.

                                      2.

          14. Due Authorization.  The person executing this Certificate is
              -----------------
authorized by Tenant to do so and the execution hereof is the binding act of Tenant enforceable against Tenant.

Dated: _____________          WAM!NET INC.


                              By: ________________________________
                                  Name:
                                  Title:

                                      3.

                                   Exhibit A
                                   ---------
                                      to
                                      --
                          Tenant Estoppel Certificate
                          ---------------------------

                                     Lease

                                   Exhibit B
                                   ---------
                                      to
                                      --
                          Tenant Estoppel Certificate
                          ---------------------------

                        List of Modifications, if any:

     [None, unless otherwise specified.]

                                   Exhibit C
                                   ---------
                                      to
                                      --
                          Tenant Estoppel Certificate
                          ---------------------------

                        Description of Leased Premises

                                   Exhibit D
                                   ---------
                                      to
                                      --
                          Tenant Estoppel Certificate
                          ---------------------------

                          Operating Expense Statement

                                   Exhibit E
                                   ---------
                                      to
                                      --
                          Tenant Estoppel Certificate
                          ---------------------------

                         Assignments, subleases, etc.

     [None, unless otherwise specified.]

                                    EXHIBIT B

                                LETTER OF CREDIT
                                ----------------


BENEFICIARY: CCPRE-EAGAN, LLC
             380 MADISON AVENUE
             NEW YORK, NEW YORK

IRREVOCABLE STANDBY LETTER OF CREDIT

Gentlemen:

We hereby establish our Irrevocable Standby Letter of Credit Number ________ in favor of CCPRE-EAGAN, LLC, its successors and assigns ("Eagan"), as Landlord by order and for account of WAM!NET INC. ("WAM!NET") for a sum or sums not exceeding in all ___________ 00/100 U.S. Dollars (USD _________) available by your sight draft(s) drawn on us accompanied by either:

          A. Your statement, purportedly signed by an authorized representative of Eagan, stating (i) that WAM!NET! is in default of the terms of the Lease dated September ___, 1999, between Eagan and WAM!NET!, (ii) the date written notice of such default was given (a copy of which notice shall be attached to the statement), and (iii) that such default was not cured within the applicable cure period; or

          B. Your statement, purportedly signed by an authorized representative of Eagan, stating that Eagan has received notice from us indicating that this Letter of Credit will not be renewed.

Partial Drawing(s) permitted.

The term "Beneficiary" includes any successor by operation of law of the named beneficiary, including without limitation, any liquidator, rehabilitator, receiver, or conservator.

Drafts drawn hereunder must be marked "DRAWN UNDER [_____________ BANK] CREDIT NO. ___________ DATED ________________."

The Letter of Credit shall be deemed to be automatically renewed, without amendment, for consecutive periods of one year each unless we send written notice to the Beneficiary by certified or registered mail, return receipt requested, not less than thirty (30) days next preceding the then expiration date of this Letter of Credit, that we elect nor to have this Letter of Credit renewed.

This Letter of Credit sets forth in full the terms of our undertaking and such undertaking shall not in any way be modified, amended or amplified by reference to any document or instrument referred to herein or in which this Letter of Credit is referred to or to which this Letter of Credit relates, and any such reference shall not be deemed to incorporate herein by reference any documents or instrument.

We engage with you that your draft(s) drawn hereunder and in compliance with the terms of this credit will be duly honored by us on delivery of documents as specified, if presented at ___________________________________________________,
on or before the date which is one year from the date of this Letter of Credit or, if this Letter of Credit be automatically renewed for consecutive periods of one year, the anniversary date of this Letter of Credit applicable to such renewal.

The terms hereof shall not be modified without the prior written consent of Eagan and WAM!NET!.

Except as otherwise expressly stated herein, this credit is subject to the uniform customs and practice for documentary credits, 1993 revision, ICC Publication No. 500.

                                        Very truly yours,

                                        -----------------------------------
                                        Authorized Signature

                                    EXHIBIT D

                           TENANT ESTOPPEL CERTIFICATE

     THIS TENANT ESTOPPEL CERTIFICATE (this "Certificate") is made by WAM!NET INC., a Minnesota corporation, on behalf of itself and its successors and assigns ("Tenant"), for the benefit of CCPRE-EAGAN, LLC, a Delaware limited liability company ("Landlord") and to ____________________________ [specific lender or investor supplying financing to Landlord] ("Lender"), with the understanding that Purchaser and Lender and their respective counsel will rely on this Certificate in connection with the acquisition and financing of the premises located at 655 Lone Oak Drive, Eagan, Minnesota (the "Property"). Tenant hereby certifies as follows:

     1. Lease. The undersigned is the tenant under that certain lease (the "Lease") dated as of September __, 1999, a true, complete and correct copy of which is attached hereto as Exhibit A. Capitalized terms used herein but not defined herein shall have the meaning given to such terms in the Lease. The Lease is the entire agreement between Landlord (or any affiliated party) and Tenant (or any affiliated party) pertaining to the leasing or occupancy of the Premises (as defined herein). There are no modifications, amendments, supplements, renewals or assignments of the Lease except as may be otherwise set forth on Exhibit B. The Lease is in full force and effect in accordance with its terms. There are no other oral or written side agreements, representations or warranties by Landlord which entitle Tenant to payments or credits from Landlord or which entitle Tenant to expand or contract the Premises or to extend or contract the term of the Lease. The Lease has been duly executed and delivered by, and is a binding obligation of, Tenant.

     2. Leased Premises. The premises covered by the Lease (the "Premises") consist of all of the property known as 655 Lone Oak Drive, Eagan, Minnesota, as described more particularly on Exhibit C.

     3. Term of Lease. The Lease commenced on September __, 1999 and, unless otherwise terminated in accordance with the terms of the Lease will expire on September __, 2019, subject to three (3) five (5) year renewal terms.

     4. Rents. (a) The present amount of monthly Fixed Rent payable under the Lease is $____________ and has been paid in full through _______________ __, _____. (b) In addition to Fixed Rent, Tenant is currently paying $__________ per month as additional rent to cover operating expenses. Attached hereto as Exhibit D as is a true, complete and correct copy of the most recent written estimate of the operating expenses for the _____ calendar year (the "_____ Operating Expense Statement"). To Tenant's knowledge, no conditions exist and no events have occurred which would have a material impact on the amount of the operating expenses. For purposes of this Certificate, "material impact" means an increase of five percent (5%) or more in the operating expenses as set forth on the _____ Operating Expense Statement.

     5. Security Deposit. Landlord is not holding any security deposit under the Lease. [Or, specify security deposit, if there is one.]

     6. Renewal and Extension Options. Tenant does not have any right or option to renew or extend the term of the Lease or to expand into any additional space or to terminate the Lease in whole or in part prior to the expiration of the term except as expressly set forth in the Lease.

     7. Acceptance of Premises. Tenant has unconditionally accepted the Premises. Tenant has taken possession and is in occupancy of the Premises. Landlord has satisfied all commitments made to induce Tenant to enter into the Lease; there are no offsets or credits against rentals payable under the Lease; no free periods of rent, tenant improvements, contributions or other concessions have been granted to Tenant; Landlord is not reimbursing Tenant or paying Tenant's rent obligations under any other lease; and Tenant has not advanced any funds for or on behalf of Landlord for which Tenant has a right of deduction from, or set off against, future rent payments.

     8. No Landlord Defaults. To the best of Tenant's knowledge, all obligations of Landlord under the Lease have been performed through the date hereof, and no event has occurred and no condition exists that, with the giving of notice or lapse of time or both, would constitute a default by Landlord under the Lease. To the best of Tenant's knowledge, there are no offsets or defenses that Tenant has against the full enforcement of the Lease by Landlord.

     9. No Tenant Defaults. To the best of Tenant's knowledge, Tenant is not in any respect in default under the Lease and, except as set forth on Exhibit E, Tenant has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises. Tenant is not insolvent and is able to pay its debts as they mature. Tenant has not declared bankruptcy or filed a petition seeking to take advantage of any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, Tenant has no present intentions of doing so, and no such proceeding has been commenced against Tenant seeking such relief, and Tenant has no knowledge that any such proceeding is threatened.

     10. Purchase Options. Tenant does not have any right or option to purchase all or any part of the Property except as expressly set forth in the Lease.

     11. No Further Amendment. Tenant agrees that no future modifications or amendments of the Lease will be enforceable unless the modification or amendment has been consented to in writing by the Landlord.

     12. Payment of Rent. Tenant represents that it has not and Tenant further agrees that, from and after the date hereof, the Tenant shall not pay any rent under the Lease more than thirty (30) days in advance of its due date.

     13. Successors and Assigns. This Certificate is made for the benefit of, and may be relied upon by, the Landlord and the Lender and their respective successors and assigns.

                                      2.

     14. Due Authorization. The person executing this Certificate is authorized by Tenant to do so and the execution hereof is the binding act of Tenant enforceable against Tenant.

Dated: _____________                    WAM!NET INC.



                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                      3.

                                    Exhibit A
                                    ---------
                                       to
                                       --
                           Tenant Estoppel Certificate
                           ---------------------------

                                      Lease

                                    Exhibit B
                                    ---------
                                       to
                                       --
                           Tenant Estoppel Certificate
                           ---------------------------

                         List of Modifications, if any:

[None, unless otherwise specified.]

                                    Exhibit C
                                    ---------
                                       to
                                       --
                           Tenant Estoppel Certificate
                           ---------------------------

                         Description of Leased Premises

                                    Exhibit D
                                    ---------
                                       to
                                       --
                           Tenant Estoppel Certificate
                           ---------------------------

                           Operating Expense Statement

                                    Exhibit E
                                    ---------
                                       to
                                       --
                           Tenant Estoppel Certificate
                           ---------------------------

                          Assignments, subleases, etc.

[None, unless otherwise specified.]

                                                                       EXHIBIT C

             NONDISTURBANCE, SUBORDINATION AND ATTORNMENT AGREEMENT
             ------------------------------------------------------

     THIS AGREEMENT (this "Agreement") is made as of the ___ day of September 1999, between CCPRE-EAGAN, LLC, a Delaware limited liability company, having an address c/o Chase Capital Partners, 380 Madison Avenue, New York, New York ("Ground Lessor"), WAM!NET INC., a Minnesota corporation, having an address at 655 Lone Oak Parkway, Eagan, Minnesota ("Landlord") and SILICON GRAPHICS, INC. a Delaware corporation, having an address at 655 Lone Oak Parkway, Eagan, Minnesota ("Tenant").

                              W I T N E S S E T H:

     WHEREAS, Landlord and Tenant are parties to (i) that certain lease dated as of March 4, 1999 with respect to certain premises (the "Premises") at the corporate campus located at 655 Loan Oak Parkway, Eagan, Minnesota (the "Project") (said lease, as the same may be amended, modified or supplemented subject to and in accordance with the terms of this Agreement being referred to herein as the "Lease"); and, (ii) that certain property management agreement (the "Property Management Agreement") dated as of March 4, 1999.

     WHEREAS, Ground Lessor has acquired fee title to the Project from Landlord pursuant to a deed dated September ____, 1999 and has entered into a lease (the "Master Lease") dated as of the date hereof with Landlord pursuant to which Ground Lessor will lease the Project to Landlord, the term of which Master Lease extends beyond the term of the Lease; and

     WHEREAS, Tenant has agreed to subordinate the Lease and Ground Lessor has agreed to grant nondisturbance and recognition to Tenant on the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the premises and the agreements of the parties contained herein, the parties hereto hereby covenant and agree as follows:

     Section 1. Subordination. Tenant agrees that the Lease is and shall be subject and subordinate to the Master Lease and to all renewals, amendments, modifications, supplements, consolidations, replacements and extensions thereof, provided that, as between Landlord and Tenant, nothing contained in this Agreement shall be deemed to affect the obligations of Landlord or the rights of Tenant under the Lease.

     Section 2. Nondisturbance. Ground Lessor hereby agrees that so long as (i) the Lease shall be in full force and effect and (ii) Tenant shall not be in default in the payment of Base Rent or Additional Rent or other charges due under the Lease or in default in the performance or observance of any of the other terms, covenants and conditions of the Lease, in each case, beyond any applicable notice and cure periods (the "Nondisturb Conditions"), (a) Ground Lessor shall not join Tenant as a party defendant in any action or proceeding which may be instituted or taken by Ground Lessor under the Master Lease, by reason of any default by Landlord thereunder or any financing instrument or collateral, to terminate the Master Lease, to remove or evict Landlord or to recover possession of the Premises, unless required by law in order to make such action or proceeding effective and then only for technical purposes and not for removal of Tenant or adversely affecting any interest of Tenant in the Premises or the Project, (b) Tenant shall not be evicted from the Demised Premises, and (c) Tenant's estate under the Lease shall not be diminished, interfered with, disturbed or terminated and, subject to the provisions of Section 2 and Section 4 of this Agreement, Ground Lessor shall recognize the Lease and Tenant's rights thereunder and under the Property Management Agreement.

     Section 3. Notices to Ground Lessor.

     (a) Tenant hereby agrees that in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, Tenant shall not exercise any such right (a) until it has given written notice of such act or omission to Ground Lessor, and (b) until a reasonable period for remedying such act or omission shall have elapsed following such giving of notice (but in no event less than thirty (30) days). Tenant from and after the date hereof shall send a copy of any notices under the Lease to Ground Lessor at the same time such notice or statement is sent to Landlord under the Lease and agrees that, notwithstanding any provisions of the Lease to the contrary, such notice shall not be effective unless Ground Lessor shall have been given such notice and shall have failed to cure such default as herein provided. All notices given under this Agreement shall be sent by certified or registered mail, postage prepaid, return receipt requested, or shall be delivered to the parties at the addresses set forth above (or at such other addresses as the parties hereto shall specify in a written notice to the other parties at the addresses specified herein). Any notices hereunder shall be deemed to be given on the earlier to occur of (a) the day of receipt or (b) three (3) days after deposit in the mail. No cure of Landlord's default by Mortgagee shall be deemed an assumption of Landlord's other obligations under the Lease and no right of Mortgagee hereunder to receive any notice or to cure any default shall be deemed to impose any obligation on Mortgagee to cure (or attempt to cure) any such default.

     (b) Tenant agrees, from time to time, to state in writing to Ground Lessor, upon request, but not more than twice a year, whether or not, to the best of Tenant's actual knowledge, any default on the part of Landlord exists under the Lease and the nature of any such default.

     Section 4. Attornment. Tenant and Ground Lessor hereby agree that, in the event by reason of default on the part of Landlord under the Master Lease or by reason of the termination or surrender of the Master Lease, Ground Lessor shall enter into and become possessed of the Premises or shall otherwise succeed to Landlord's interest under the

Lease (the date of such event shall be deemed the "Attornment Date"), then, so long as the Nondisturb Conditions shall then be satisfied, the Lease shall continue as a direct lease between Ground Lessor and Tenant upon all of the terms, covenants, conditions and agreements as set forth in the Lease, and Tenant agrees to be bound thereby and to attorn to Ground Lessor and recognize Ground Lessor as its landlord and Ground Lessor agrees to be bound thereby and recognize Tenant as its tenant thereunder provided, however, that Ground Lessor shall not:

          (a) be liable for any act or omission or negligence of any prior landlord under the Lease (including Landlord) except that nothing herein shall be construed to relieve Ground Lessor of liability in respect of any defaults under the Lease after the Adornment Date, but then only as if the same first occurred on the Attornment Date or of liability in respect of the negligence or willful misconduct of Ground Lessor occurring prior to the Attornment Date;

          (b) be subject to any counterclaim, offset or defense which theretofore accrued to the Tenant against any prior Landlord under the Lease;

          (c) be bound by any amendment, modification, cancellation or surrender of the Lease not entered into or permitted pursuant to the specific terms of the Lease and entered into without the prior written consent of Landlord, but only if the same is prohibited by the terms of the Lease;

          (d) be bound by any payment of Base Rent or Additional Rent for more than one (1)month in advance;

          (e) be liable for any security deposit given by Tenant under the Lease, unless and to the extent actually received by Ground Lessor.

Upon the request of either Tenant or Ground Lessor, Ground Lessor or Tenant, respectively, shall promptly execute and deliver to the other an agreement or other instrument in recordable form which may be necessary or appropriate to evidence such attornment and recognition.

     Section 5. Collection of Rent. Tenant acknowledges that pursuant to the Master Lease, the Ground Lessor may elect to collect rent and all other sums due under the Lease under certain circumstances. In the event that the Ground Lessor notifies Tenant of its election to collect rent or other charges under the Master Lease, then from and after the such election, until further notice from Ground Lessor, Tenant shall pay its Base Rent, Additional Rent and all other sums due under the Lease directly to Ground Lessor; provided however, such receipt of rents and other sums, moneys and other amounts shall not relieve Landlord of its obligations under the Lease, and Tenant shall continue to look to Landlord only for performance thereof; provided that Tenant shall retain all of its rights to the extent Landlord shall fail to pay or perform such obligations. Tenant further agrees that, from and after the date that Ground Lessor notifies Tenant that there has been an event of default under the Master Lease, that any notice, demand approval, consent, election, determination, waiver or other action given or taken by Ground Lessor or in respect of the Lease from time to time shall have the same force and effect as a notice, demand, approval, consent, election, determination, waiver or other action or taken by Landlord thereunder in respect of the subject matter thereof and that, in the event of an inconsistent notice, demand, approval, consent, election, determination, waiver or other action given or taken from or by Landlord or Ground Lessor, the notice, demand, approval consent, election, determination, waiver or other action given or taken from or by Ground Lessor shall control and be dispositive and binding on Tenant for all purposes of the Lease and Landlord hereby agrees that Tenant is released from any payment owed to Landlord which Tenant makes to Ground Lessor pursuant to the Master Lease.

     Section 6. New Lease. Notwithstanding anything herein or in the Lease to the contrary, in the event that the Lease shall continue as a direct Lease between Ground Lessor and Tenant:

          (a) Ground Lessor shall thereafter have the right to enter into a new ground lease of the Premises and to substitute the tenant under such new ground lease as the landlord under the Lease provided that any person or entity so substituted shall agree to be bound by the terms of this Agreement. In such event, Ground Lessor shall have no obligation, nor incur any liability, for any obligations under the Lease accruing after such substitution, and Ground Lessor shall be released and discharged therefrom, but such obligations shall be deemed assumed by and binding upon such successor to Ground Lessor; and

          (b) Ground Lessor's obligations under the Lease, as modified hereby, or under any new ground lease entered into pursuant to Section 6(a), shall continue only during the period Ground Lessor owns the Demised Premises, and in the event the Demised Premises are sold or otherwise transferred, Ground Lessor shall have no obligation, nor incur any liability, for any obligations under the Lease or under any such new ground lease entered into thereafter accruing, and Ground Lessor shall be released and discharged therefrom, but such obligations shall be deemed assumed by and binding upon such successor to Ground Lessor.

     Section 7. No Changes to Lease. The Lease constitutes an inducement to the Ground Lessor to enter into this Agreement. Consequently, Tenant shall not, without obtaining the prior written consent of Ground Lessor, (i) enter into any agreement renewing, extending, amending, canceling, modifying, terminating or surrendering the Lease which are not entered into or permitted pursuant to the specific terms of the Lease except for that certain proposed lease amendment, a true, complete and correct copy of which is attached hereto as Exhibit A, provided that the final amendment entered into does not differ in any material respect from such proposed amendment, (ii) prepay any of the Base Rent and one billing period of additional rent due under the Lease for more than one (i) month in advance of the due dates thereof, (111) voluntarily surrender the Premises or terminate the Lease without cause or shorten the term thereof, except as and to the extent specifically provided for in the Lease, or (iv) assign the Lease or sublet the Premises or any part thereof other than pursuant to the provisions of the Lease and any such amendment, modification, termination, prepayment, voluntary surrender, assignment or subletting, without Ground Lessor's prior consent, shall not be binding upon Ground Lessor, but shall not otherwise have any effect on the rights and obligations of the parties hereunder.

               (i) agrees that upon notice from Ground Lessor, or its successors or assigns, all rents and other sums, moneys and other amounts due or to become due and (including, without limitation, all base rent and additional rent thereunder) shall be paid to Ground Lessor or as otherwise directed by Ground Lessor;

               (ii) agrees that Ground Lessor shall not, by reason of the Assignment of Leases, be subject to any obligation, duty or liability under the Lease, except that when Ground Lessor is exercising rights under the Lease, it shall do so in accordance with the terms and conditions thereof and, to the extent applicable, this Agreement.

     Section 8. Satisfaction. Tenant agrees that this Agreement, when executed, acknowledged and delivered by Ground Lessor satisfies any condition or requirement in the Lease relating to the delivery of a nondisturbance agreement by Landlord in connection with Landlord's sale of the Premises to the Ground Lessor.

     Section 9. Miscellaneous.

          (a) This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto and may not be modified or terminated orally.

          (b) This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Minnesota.

          (c) This Agreement may be signed in counterparts.

          (d) This Agreement may not be modified, amended or terminated unless in writing and duly executed by the party against whom the same is sought to be asserted and constitutes the entire agreement between the parties with respect to the subject matter hereof.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        GROUND LESSOR:

                                        CCPRE-EAGAN, LLC

                                        By:  CCPRE!, LLC, its sole member

                                        By:  CCP REAL ESTATE EQUITY, L.P.,
                                             its sole member

                                        By:  CCP REAL ESTATE EQUITY, INC.,
                                             its General Partner

                                        By:
                                           -----------------------------------
                                                 Name:
                                                 Title:

                                        LANDLORD:

                                        WAM!NET INC.

                                        By:
                                           -----------------------------------
                                                 Name:
                                                 Title:

                                        TENANT:

                                        SILICON GRAPHICS, INC.

                                        By:
                                           -----------------------------------
                                                 Name:
                                                 Title: